[GRAPHIC]

SCHRODERS

SCHRODER U.S. EQUITY FUND


INVESTOR SHARES


PROSPECTUS

MARCH 1, 1997

SCHRODER CAPITAL FUNDS (DELAWARE)

               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
        PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.



SCHRODER CAPITAL FUNDS (DELAWARE) (1-800-290-9826)
SCHRODER INTERNATIONAL FUND
SCHRODER EMERGING MARKETS FUND--INSTITUTIONAL PORTFOLIO
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
SCHRODER U.S. SMALLER COMPANIES FUND
SCHRODER U.S. EQUITY FUND

SCHRODER SERIES TRUST (1-800-464-3108)
SCHRODER EQUITY VALUE FUND
SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER HIGH YIELD INCOME FUND
SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER SHORT-TERM INVESTMENT FUND

SCHRODER U.S. EQUITY FUND
INVESTOR SHARES



This fund's investment objective is to seek growth of capital. It seeks to achieve its objective by investing in common stock and securities convertible into common stock.

This Prospectus sets forth concisely the information you should know before investing in Schroder U.S. Equity Fund (the "Fund") and should be retained for future reference. To learn more about the Fund, a series of Schroder Capital Funds (Delaware) (the "Trust"), you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI"), which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this Prospectus or in other documents to which this Prospectus refers you.




MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                      PROSPECTUS
                                                                   MARCH 1, 1997

PROSPECTUS SUMMARY

     This Prospectus offers Investor Class shares ("Investor Shares" or "Shares") of the Fund. The Fund is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

     OBJECTIVE. Growth of capital.

     STRATEGY. Invests at least 65% of its total assets, and normally expects to invest substantially all of its assets, in common stock, and in securities convertible into common stock, of U.S. issuers.

     INVESTMENT ADVISER. The Fund's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. See "Management of the Fund -- Investment Adviser and Portfolio Managers".

     ADMINISTRATIVE SERVICES. SCMI is also the administrator of the Fund. Schroder Fund Advisors Inc. ("Schroder Advisors"), an affiliate of SCMI, serves as distributor of the Fund, and Forum Administrative Services, Limited Liability Company. ("Forum"), serves as the Fund's subadministrator. See "Management of the Fund -- Administrative Services".

     PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $10,000, except that the minimum for an Individual Retirement Account ("IRA") is $2,000. The minimum subsequent investment is $2,500 except that for IRAs the minimum is $250. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares".

     DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain. Dividends and capital-gain distributions are reinvested automatically in additional Investor Shares of the Fund at net asset value unless you elect in your account application, or otherwise in writing, to receive dividends and other distributions in cash. See "Dividends, Distributions and Taxes".

     RISK CONSIDERATIONS. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors seeking growth of capital and are willing to accept the risks associated with investments in equity securities of large capitalization securities. The Fund's net asset value and total return will fluctuate with changes in the value of the securities in which the Fund invests. Of course, as with any mutual fund, there is no assurance that the Fund will achieve its investment objective.

     The Fund's net asset value ("NAV") varies because the market value of the Fund's investments changes with changes in the value of the securities in which the Fund invests and with changes in market conditions, interest rates, or political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information see "Risk Considerations".

EXPENSES OF INVESTING IN THE FUND

FEE TABLE

     The table below is intended to assist you in understanding the expenses that an investor in Investor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Investor Shares. The Annual Fund Operating Expenses have been restated to reflect projected fees, expenses and waivers for the current fiscal year.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
     Management Fees (after waivers) (1)(2). . . . . . . . . . . . . . .  0.65%
     12b-1 Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None
     Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .  0.83%
     Total Fund Operating Expenses (after waivers)(2). . . . . . . . . .  1.48%

     (1) Management Fees reflect the fees paid by the Fund to SCMI for investment advisory and administrative services.
     (2) Without fee waivers, Management Fees and Total Operating Expenses would be 0.75% and 1.58%, respectively.

     SCMI has voluntarily undertaken to waive a portion of its fees during the current fiscal year. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management of the Fund --Expenses".

EXAMPLE

     The table below indicates how much you would pay in total expenses on a $1,000 investment in Investor Shares of the Fund, assuming (i) a 5% annual return and (ii) redemption at the end of each time period. The example is based on the expenses listed above and assumes the reinvestment of all dividends and other distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES OR RETURNS MAY VARY FROM THOSE SHOWN. The 5% annual return is not a prediction of the Fund's return but is the percentage required by the SEC for use in this example.


                    1 YEAR . . . . . . . . . . .    $15
                    3 YEARS. . . . . . . . . . .    $47
                    5 YEARS. . . . . . . . . . .    $81
                    10 YEARS . . . . . . . . . .   $177

FINANCIAL HIGHLIGHTS

     The financial highlights of the Fund are presented below to assist you in evaluating per share performance of the Fund's Investor Shares for the periods shown. This information is part of the Fund's financial statements and has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996 and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund's Investor Shares is contained in the Annual Report to Shareholders, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.


                                                                                  Year Ended October 31,
                                                             1996           1995           1994           1993           1992
                                                          -------------------------------------------------------------------

Net Asset Value, Beginning of Period                      $  9.41        $  8.52        $ 11.28        $ 10.51        $  9.56
                                                          -------        -------        -------        -------        -------
Investment Operations:
  Net Investment Income                                      0.04           0.07           0.04           0.05           0.02
   Unrealized Gain (Loss)                                    1.62           1.33          (0.27)          1.86           1.61
Total From Investment Operations                             1.66           1.40          (0.23)          1.91           1.63
                                                          -------        -------        -------        -------        -------
Distributions from Net Investment Income                    (0.07)         (0.05)         (0.01)         (0.04)         (0.04)
Distributions from Net Realized Capital Gain                (1.24)         (0.46)         (2.52)         (1.10)         (0.58)
Distributions from Paid-In Capital                             --             --             --             --          (0.06)
                                                                                                                        -----
Total Distributions                                         (1.31)         (0.51)         (2.53)         (1.14)         (0.68)
                                                          -------        -------        -------        -------        -------

Net Asset Value, End of Period
                                                          $  9.76        $  9.41        $  8.52        $ 11.28        $ 10.51
                                                          -------        -------        -------        -------        -------
                                                          -------        -------        -------        -------        -------
Total Return                                                19.45%         17.68%         (2.01)%        19.49%         17.74%

Ratios/Supplementary Data:
Net Assets, End of Year (thousands)                       $17,187        $19,688        $18,483        $21,865        $19,882
Ratio of Expenses to Average Net Assets                      1.40%(a)       1.40%          1.31%          1.18%          1.40%
Ratio of Net Investment
  Income to Average Net Assets
                                                             0.43%(a)       0.78%          0.41%          0.51%          0.42%
Portfolio Turnover Rate                                      56.8%         57.21%         27.43%         57.78%         31.33%
Average Brokerage Commission Rate (b)                     $0.0599            N/A            N/A            N/A            N/A


                                                                                  Year Ended October 31,
                                                             1991           1990           1989           1988           1987
                                                          -------------------------------------------------------------------

Net Asset Value, Beginning of Period                      $  7.05        $  8.35        $  7.49        $ 10.15        $ 12.55
                                                          -------        -------        -------        -------        -------
Investment Operations:
  Net Investment Income                                      0.09           0.11           0.17           0.18           0.20
  Net Realized and Unrealized Gain (Loss)                    2.57         (0.77)           1.30           0.28           0.18
Total From Investment Operations                             2.66         (0.66)           1.47           0.46           0.38
                                                          -------        -------        -------        -------        -------
Distributions from Net Investment Income                   (0.11)         (0.11)         (0.15)         (0.18)         (0.25)
Distributions from Net Realized Capital Gain                   --         (0.53)         (0.46)         (2.94)         (2.53)
Distributions from Paid-In Capital                         (0.04)             --             --             --             --
                                                          -------
Total Distributions                                        (0.15)         (0.64)         (0.61)         (3.12)         (2.78)
                                                          -------        -------        -------        -------        -------
Net Asset Value, End of Period                            $  9.56        $  7.05        $  8.35        $  7.49        $ 10.15
                                                          -------        -------        -------        -------        -------
                                                          -------        -------        -------        -------        -------

Total Return                                                38.16%        (8.78)%         21.05%          7.74%          2.55%

Ratios/Supplementary Data:
Net Assets, End of Year (thousands)                       $20,234        $18,290        $23,838        $25,569        $29,749
Ratio of Expenses to Average Net Assets                      1.39%          1.34%          1.49%          1.60%          1.30%
Ratio of Net Investment
  Income to Average Net Assets                               1.30%          1.59%          1.99%          1.89%          1.60%
Portfolio Turnover Rate                                     29.98%         28.31%         40.35%         18.42%         43.11%
Average Brokerage Commission Rate (b)                         N/A            N/A            N/A            N/A           N/A


(a) During the year ended October 31, 1996, the investment adviser waived a portion of its fee. Had such waiver not occurred, the ratio of expenses to average net assets would have been 1.43% and the ratio of net investment income to average net assets would have been 0.40%.
(b) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

INVESTMENT OBJECTIVE

     The primary investment objective of the Fund is to seek growth of capital. The Fund is not intended for investors whose objective is assured income or preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

     The Fund in the future may seek to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having substantially the same investment objective and policies as the Fund (in accordance with the provisions of the 1940 Act or any orders, rules or regulations thereunder adopted by the Securities and Exchange Commission).


INVESTMENT POLICIES

     The investment objective, and the investment policies of the Fund that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non-fundamental investment policies of the Fund may be changed by the Trust's Board of Trustees (the "Trust Board") without approval of the Fund's shareholders.

     The Fund seeks to achieve its investment objective by investing at least 65% of its total assets, and normally expects to invest substantially all of its assets, in common stock, and securities convertible into common stock, of U.S. issuers. As part of this policy, the Fund may also invest in other securities with common stock purchase warrants attached, in such warrants themselves, or in other rights to purchase common stock.

     The Fund may also invest up to 15% of its assets in investment grade non-convertible preferred securities and non-convertible debt securities when management believes that they will yield greater returns than U.S. Government securities or bank certificates of deposit.

     The Fund generally purchases securities that SCMI believes have potential for capital appreciation. Securities generally are sold when SCMI believes that such potential no longer exists or the risk of market-price decline is too great.

     Management may pursue a temporary defensive strategy when it believes that the market appears relatively fully priced or when facing uncertain economic conditions. For temporary defensive purposes, the Fund may invest all or any portion of its assets in investment-grade corporate bonds or debentures (meaning for these purposes bonds or debentures rated "A" or better by Standard & Poor's Rating Group or the equivalent thereof); preferred stock; U.S. Government securities; or bank certificates of deposit.

     The Fund may also invest temporarily in certain short-term fixed-income securities. Such securities (which may include U.S. Government securities, commercial paper, bank certificates of deposit and bankers' acceptances, and repurchase agreements collateralized by these securities) may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions or other Fund obligations. The Fund will limit its total investment at any time in these securities for this operating purpose to not more than 25% of its total assets.

     The Fund may from time to time acquire securities that are subject to legal or contractual restrictions on resale ("restricted securities"). The risk involved is that a considerable delay might occur between the time a decision is made to sell the restricted securities and the time the Fund is permitted to sell all or part of such securities (publicly under a registration statement or an exemption from registration, or privately to a suitable purchaser). That delay could lower the price the Fund obtains for the securities and, in a registration, the Fund could be required to pay registration expenses.

     Current holdings and recent investment strategies are described in the Fund's Annual and Semi-Annual Reports. For a free Annual or Semi-Annual Report or SAI, please call (800) 290-9826.

     COMMON AND PREFERRED STOCK AND WARRANTS. The Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, they would be entitled to their pro rata share of the company's assets after creditors (including fixed-income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and are not interest payments (which are expenses of the company). Equity securities owned by the Fund may be traded in the over-the-counter market or on a securities exchange; they are not necessarily traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a security to meet withdrawals by shareholders may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

     Convertible preferred stock generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive the dividend paid on preferred stock until the convertible security is converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but are usually subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

     The Fund may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, which are a means of investing monies for a short period whereby a seller -- a U.S. bank or recognized broker-dealer -- sells securities to the Fund and agrees to repurchase them (at the Fund's cost plus interest) within a specified period (normally one day). The values of the underlying securities purchased by the Fund are monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Fund's custodian bank holds the securities until they are repurchased. If the seller defaults under a repurchase agreement, the Fund may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Fund enters into repurchase agreements.

     ILLIQUID AND RESTRICTED SECURITIES. As a non-fundamental policy, the Fund will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of (i) the absence of a readily available market or
(ii) being restricted securities. There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Fund and the portion of its assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold to qualified institutional purchasers (pursuant to Rule 144A under the Securities Act of 1933, as amended). If SCMI determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Trust Board, the security is not deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Fund's liquidity. See "Investment Policies -- Illiquid and Restricted Securities" in the SAI for further information.

     LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities (otherwise than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the Portfolio's total asset value. By so doing, the Portfolio attempts to earn interest income. In the event of the other party's bankruptcy, the Portfolio could experience delays in recovering the securities it lent; if in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio could experience a loss.

RISK CONSIDERATIONS

     The net asset value of the Fund is expected to fluctuate, and Fund shares are neither insured nor guaranteed by the U.S. Government. To the extent that the Fund holds both equity and fixed-income securities, it is subject to equity market risk as well as credit and interest-rate risks. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods of time. Credit risk is the risk that an issuer of a debt instrument is unable, due to financial constraints, to make timely payments on its obligations. Interest-rate risk is the risk that increases in market interest rates and may adversely affect the value of the debt obligations held by the Fund. The value of debt obligations generally changes inversely to changes in market interest rates. Of course, as with all mutual funds, there is no assurance that the Fund will achieve its investment objective.


     MANAGEMENT OF THE FUND


    SCHRODER GROUP ASSETS UNDER MANAGEMENT WORLDWIDE AS OF DECEMBER 31, 1996
                              -- OVER $130 BILLION

                                    [GRAPHIC]

THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG, BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA, SYDNEY, BUENOS AIRES, SAO PAULO, BOGOTA AND CARACAS.

            TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND SCHRODER CAPITAL MANAGEMENT INC. MANAGE OVER $24 BILLION.

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Trust Board. Additional information regarding the trustees and executive officers of the Trust may be found in the SAI under the heading "Management, Trustees and Officers".

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

     As investment adviser to the Fund, SCMI manages the Fund and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Fund's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and the Trust provides that SCMI is entitled to receive a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets for the first $100 million and 0.50% of the Fund's average daily net assets in excess of $100 million. For the fiscal year ended October 31, 1996, the total advisory fees paid by the Fund to SCMI represented an annual effective rate of 0.75% of the Fund's average daily net assets.

     SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

     The investment management team of Jane P. Lucas, Vice President of the Trust and a Director and Senior Vice President of SCMI, and Paul Morris, a Senior Vice President of SCMI (with the assistance of an investment committee), is primarily responsible for the day-to-day management of the Fund's investments. Ms. Lucas, who has managed the Fund's portfolio since November 1995, has been a Senior Vice President and Director of SCMI since September 1995. She has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1987. Mr. Morris has been a Senior Vice President of SCMI and a Director of Schroder Capital Management Inc. since January 1997. Prior thereto he was Principal and Senior Portfolio Manager, at Weiss Peck & Greer, L.L.C.; Managing Director (Equity Division) UBS Asset Management and Equity Portfolio Manager, at Chase Investors Management Corp. Mr. Morris has co-managed the Fund since January 1997.

ADMINISTRATIVE SERVICES

     SCMI provides administration services for the Fund. The Trust has entered into a subadministration agreement with Forum, Two Portland Square, Portland, Maine 04101. SCMI and Forum provide certain management and administrative services necessary for the Fund's operations. Forum is compensated at the annual rate of 0.10% of the Fund's average daily net assets.

EXPENSES

     SCMI voluntarily has undertaken to waive a portion of its fees in order to limit fees paid for the Fund's investment advisory services to 0.65% of its average daily net assets. This fee waiver cannot be withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the 1940 Act) of the Trust. Forum may waive voluntarily all or a portion of its fees, from time to time.

PORTFOLIO TRANSACTIONS

     SCMI places orders for the purchase and sale of the Fund's investments with brokers and dealers selected by SCMI and seeks "best execution" of such portfolio transactions. The Fund may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

     Subject to the Fund's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder Wertheim & Company, Incorporated ("Schroder Wertheim"), an affiliate of SCMI, to effect transactions of the Fund on the New York Stock Exchange. Because of the affiliation between SCMI and Schroder Wertheim, the Fund's payment of commissions to Schroder Wertheim is subject to procedures adopted by the Trust Board designed to ensure that such commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Fund's brokerage is directed to Schroder Wertheim and, in no event, will Schroder Wertheim receive any brokerage in recognition of research services.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trust Board may determine, SCMI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute transactions for the Fund.

     Although the Fund does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements (whereby brokers executing the Fund's portfolio transactions would agree to pay designated expenses of the Fund if brokerage commissions generated by the Fund reached certain levels) might reduce the Fund's expenses and would not be expected to increase materially the brokerage commissions paid by the Fund. Brokerage commissions are not deemed to be Fund expenses.

CODE OF ETHICS

     The Trust, SCMI and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons", including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.


INVESTMENT IN THE FUND

PURCHASE OF SHARES

     Investors may purchase Investor Shares directly from the Trust. Prospectuses, sales material and account applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). (See "Other Information -- Shareholder Inquiries"). Investments may also be made through service organizations that assist their customers in purchasing shares of the Fund ("Service Organizations") Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

     Shares of the Fund are offered at the net asset value next determined after receipt of a completed account application (at the address set forth below). The minimum initial investment is $10,000, except that the minimum for an IRA is $2,000. The minimum subsequent investment is $2,500, except that for IRAs the minimum is $250.

     All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

     Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder U.S. Equity Fund, to:

               Schroder U.S. Equity Fund - Investor Shares
               P.O. Box 446
               Portland, Maine 04112

     For initial purchases, the check must be accompanied by a completed account application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

     Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

               Chase Manhattan Bank
               New York, NY
               ABA No.: 021000021
               For Credit To: Forum Financial Corp.
               Account No.: 910-2-718187
               Ref.: Schroder U.S. Equity Fund C Investor Shares
               Account of: (shareholder name)
               Account Number: (shareholder account number)

     The wire order must specify the name of the Fund, the shares' class (I.E., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an account application must be completed and mailed to the Fund before any account can become active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") are processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) are processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value".

     The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and capital-gain distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

     The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and capital gains will be automatically reinvested. In addition, the amount of any outstanding checks for dividends and capital gains that have been returned to the Transfer Agent will be reinvested, and such checks will be canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

     Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

     The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000, and the minimum subsequent investment is $250. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income, whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual (or spouse) who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or qualified plan. Tax advice should be obtained before effecting a rollover.

STATEMENT OF INTENTION

     Investor Share investors also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $10,000 or more in Investor Shares of the Fund within a period of 13 months.

     Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of the Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

     The Fund reserves the right to redeem Shares in any account if, at the end of the Statement of Intention period, the account does not have a value of at least the minimum investment amount.

EXCHANGES

     Shareholders may exchange shares of the Fund for shares of any other series of Schroder Capital Funds (Delaware) so long as they maintain the respective minimum account balance in each Fund in which they own shares. Exchanges between each Fund are at net asset value, subject to any applicable transaction charges imposed by either Fund involved in the exchange.

     For federal income tax purposes, an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 334-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the series being acquired may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

REDEMPTION OF SHARES

     Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) are processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) are processed at the net asset value determined the next Fund Business Day. See "Net Asset Value".

     BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the account application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the

Transfer Agent to confirm that such instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

     WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

     If shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

     ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds normally are mailed within seven days. No redemption proceeds are mailed until checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption is sent to the shareholder's address of record.

     The Fund may suspend the right of redemption during any period when: (i) trading on the New York Stock Exchange is restricted or that exchange is closed,
(ii) the SEC has by order permitted such suspension, or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

     If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Fund), in lieu of cash. The Fund will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information -- Redemption in Kind" in the SAI.

     The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

     Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account (other than an IRA) if at any time the account does not have a value of at least $10,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $10,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $10,000.

NET ASSET VALUE

     The net asset value per share is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of each class is calculated by dividing the aggregate value of the Fund's assets allocable to a particular class, less the liabilities charged to that class, by the total number of outstanding shares of that class less all Fund liabilities.

     Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for such valuations may be provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust Board.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its net income or net realized capital gain that is distributed to shareholders. The Fund intends to distribute substantially all of its net income and net realized capital gain and, therefore, intends not to be subject to federal income tax. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

     Dividends and capital-gain distributions on shares of a class are reinvested automatically in additional shares of the same class at net asset value unless the shareholder has elected in the account application or otherwise in writing, to receive dividends and other distributions in cash.

     After every dividend and other distribution, the value of a share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

     Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends and distributions on Advisor Shares are expected to be lower than the per share dividends and distributions on Investor Shares as a result of compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.

     Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether dividends are invested in additional shares or received in cash. Distributions by the Fund of any net capital gain will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

     Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds), are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities will not be eligible for the dividends-received deduction.

     A redemption of shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed shares. If shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital-gain distributions received on those shares.

     The Fund must withhold 31% from dividends, capital-gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital-gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

     If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution includes a return of capital.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of shares.


OTHER INFORMATION

CAPITALIZATION AND VOTING

     The Trust was organized as a Maryland corporation on July 30, 1969, reorganized on February 28, 1988 as Schroder Capital Funds, Inc. and reorganized on January 9, 1996 as a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series (such as the Fund) and may divide such series into classes of shares (such as the Investor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate series, each of which has separate investment objectives and policies. The Fund currently consists of two classes of shares, Investor Shares and Advisor Shares.

     Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

     Shares are fully paid and non-assessable and have no preemptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular series or class, only shareholders of that series or class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders are entitled to vote only with respect to matters that affect the interests of the series and class of shares they hold, except as otherwise required by applicable law.

     There normally will be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee. The Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

     From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

REPORTS

     The Trust sends each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

PERFORMANCE

     Quotations of the average annual total return, cumulative total return and other non-standard performance measures for a class of shares may be included in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's and any class expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

     Performance quotations are calculated separately for each class of shares of the Fund. Performance of a class of shares also may be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

     Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine average annual and cumulative total returns and other performance measures for the Fund's classes, please see the SAI.

CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank, N.A. is custodian of the Fund's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

     Inquiries about the Fund, including past performance of shares, should be directed to:

               Schroder U.S. Equity Fund
               P.O. Box 446
               Portland, Maine 04112

     Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

SERVICE ORGANIZATIONS

     The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund, and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND STRUCTURE

     CLASSES OF SHARES. The Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through Service Organizations. Advisor Shares incur more expenses than Investor Shares. Except for certain administrative differences, shares of each class represent an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions is expected to differ between the classes. Information about Advisor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

SUBADMINISTRATOR
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine  04101

CUSTODIAN
The Chase Manhattan Bank, N.A.
Chase MetroTech Center
Brooklyn, New York  11245

TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Table of Contents

PROSPECTUS SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
EXPENSES OF INVESTING IN THE FUND. . . . . . . . . . . . . . . . . . . . .4
Fee Table. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Example. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . .5
INVESTMENT OBJECTIVE . . . . . . . . . . . . . . . . . . . . . . . . . . .6
INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .6
RISK CONSIDERATIONS......... . . . . . . . . . . . . . . . . . . . . . . .8
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . .8
Board of Trustees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
Investment Adviser and Portfolio Managers. . . . . . . . . . . . . . . . .9
Administrative Services. . . . . . . . . . . . . . . . . . . . . . . . . .9
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . 10
Code of Ethics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
INVESTMENT IN THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . 10
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Retirement Plans and Individual Retirement Accounts. . . . . . . . . . . 11
Statement of Intention . . . . . . . . . . . . . . . . . . . . . . . . . 12
Exchanges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
DIVIDENDS, DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . 14
OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Capitalization and Voting. . . . . . . . . . . . . . . . . . . . . . . . 15
Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . . . 16
Shareholder Inquiries. . . . . . . . . . . . . . . . . . . . . . . . . . 16
Service Organizations. . . . . . . . . . . . . . . . . . . . . . . . . . 16
Fund Structure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

                            SCHRODER U.S. EQUITY FUND


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 1997
--------------------------------------------------------------------------------


                                    [GRAPHIC]


INVESTMENT ADVISER
Schroder Capital Management International Inc. ("SCMI")

ADMINISTRATOR AND DISTRIBUTOR
Schroder Fund Advisors, Inc. ("Schroder Advisors")

SUBADMINISTRATOR
Forum Administrative Services, Limited Liability Company ("Forum")

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Forum Financial Corp. ("FFC")

GENERAL INFORMATION:     (207) 879-8903
ACCOUNT INFORMATION:     (800) 344-8332
FAX: (207) 879-6206



Investor Shares of Schroder U.S. Equity Fund (the "Fund") are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. Advisor Shares of the Fund also are offered for sale at net asset value to individual investors, in most cases through Service Organizations (as defined herein). Advisor Shares incur more expenses than Investor Shares.

This Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution only when preceded or accompanied by the current Prospectus for the Fund dated March 1, 1997 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus and retained for future reference. You may obtain an additional copy of the Prospectus without charge by writing to the Fund at Two Portland Square, Portland, Maine 04101 or calling the numbers listed above.

     TABLE OF CONTENTS

     INVESTMENT POLICIES . . . . . . . . . . . . . . . . . . . . . . . .
     Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Primary Investments . . . . . . . . . . . . . . . . . . . . . . . .
     Temporary Defensive and Operating Investments . . . . . . . . . . .
     Restricted Securities . . . . . . . . . . . . . . . . . . . . . . .
     Leverage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . .
     MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . .
     Investment Adviser. . . . . . . . . . . . . . . . . . . . . . . . .
     Subadministrator. . . . . . . . . . . . . . . . . . . . . . . . . .
     Distribution of Fund Shares . . . . . . . . . . . . . . . . . . . .
     Portfolio Accounting. . . . . . . . . . . . . . . . . . . . . . . .
     PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . .
     Investment Decisions. . . . . . . . . . . . . . . . . . . . . . . .
     Portfolio Brokerage . . . . . . . . . . . . . . . . . . . . . . . .
     SHARE OWNERSHIP . . . . . . . . . . . . . . . . . . . . . . . . . .
     ADDITIONAL PURCHASE AND
       REDEMPTION INFORMATION. . . . . . . . . . . . . . . . . . . . . .
     Determination of Net Asset Value. . . . . . . . . . . . . . . . . .
     Redemption in Kind. . . . . . . . . . . . . . . . . . . . . . . . .
     TAXATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .
     Organization. . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Capitalization and Voting . . . . . . . . . . . . . . . . . . . . .
     Performance Information . . . . . . . . . . . . . . . . . . . . . .
     Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Transfer Agent and Dividend Disbursing Agent. . . . . . . . . . . .
     Legal Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Independent Accountants . . . . . . . . . . . . . . . . . . . . . .
     FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . .

INTRODUCTION

Schroder U.S. Equity Fund is a diversified, separately-managed portfolio of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of six separate portfolios, each of which has a different investment objective and policies.

The Fund's investment objective is to seek growth of capital. There is no assurance that this objective will be achieved. The Fund invests at least 65% of its total assets, and normally expect to invest substantially all its assets, in common stocks, and securities convertible into common stock, of U.S. issuers. The Fund also may invest in warrants or other rights to purchase common stock, and to a lesser extent in non-convertible preferred stock and debt securities.

INVESTMENT POLICIES

INTRODUCTION

The Fund's investment objective and policies authorize it to invest in certain types of securities and to engage in certain investment techniques identified in "Investment Objective" and "Investment Policies" in the Prospectus. The following information supplements the discussion in those sections by providing additional information or elaborating upon the discussion there.

The Fund is a "diversified" portfolio and, as such, at least 75% of its total assets must be represented by cash and cash items, Government securities and securities limited in respect of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the voting securities of such issuer. The classification of the Fund as diversified under the Investment Company Act of 1940 (the "1940 Act") cannot be changed without the majority approval of the Fund's shareholders. As used in this SAI, "majority approval of the Fund's shareholders" means approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The investment objective of the Fund set forth in the Prospectus is a fundamental policy of the Fund, meaning that it cannot be changed without majority approval of the Fund's shareholders. A non-fundamental policy could be changed by the Trust's Board of Trustees (the "Trust Board") without such prior shareholder approval. Unless otherwise indicated, all of the investment policies of the Fund described below are also fundamental policies.

PRIMARY INVESTMENTS

The Fund generally purchases securities that are believed to have potential for capital appreciation. Securities, however, are disposed of in situations where the Fund's investment adviser believes that such potential is no longer feasible or the risk of decline in market price is too great. Pursuant to this policy, the Fund has invested, and normally will invest, substantially all its assets in common stocks and securities convertible into common stock. The Fund also may invest in other securities with common stock purchase warrants attached or in such warrants or other rights to purchase common stock. The Fund also may invest to a limited degree in non-convertible preferred and debt securities. Such investments might be made at such times as in the opinion of management substantially greater yields could be earned on such securities of investment grade than on U.S. Government securities and bank certificates of deposit. As a non-fundamental policy, the Fund will not invest more than 15% of its total assets in such non-convertible preferred and debt securities.

CONVERTIBLE SECURITIES

The Portfolio may invest in convertible preferred stocks and convertible debt securities ("convertible securities"). A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, carry less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

TEMPORARY DEFENSIVE AND OPERATING INVESTMENTS

For temporary defensive purposes, the Fund may invest all or any portion of its assets in investment-grade corporate bonds or debentures (meaning for these purposes bonds or debentures rated "A" or better by Standard & Poor's Rating Group ("S&P") or the equivalent thereof), preferred stock, U.S. Government securities or bank certificates of deposit. (According to S&P, bonds rated "A" have a strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.) The conditions under which the Fund may so invest for temporary defensive purposes will be at times when in the opinion of the investment adviser, the market appears relatively fully priced or uncertain economic conditions indicate the advisability of assuming such a temporary defensive position.

As an operating, non-fundamental policy, the Fund also may invest temporarily in certain short-term fixed-income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions or other Fund obligations. Such securities might include U.S. Government securities, commercial paper, bank certificates of deposit, time deposits and bankers acceptances, and repurchase agreements collateralized by such securities. The Fund will limit its total investment at any time in these securities for this operating purpose to not more than 25% of its total assets.

Certain of the securities in which the Fund may invest for either of the foregoing temporary purposes are more fully described as follows:

     U.S. GOVERNMENT SECURITIES - These securities consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Agencies and instrumentalities which issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association.

     BANK OBLIGATIONS - These securities consist of certificates of deposit and bankers' acceptances issued by U.S. banks having total assets at the time of purchase in excess of $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. The foregoing limitation as to banks in whose obligations the Fund may invest is a non-fundamental policy of the Fund. The Fund also may invest in time deposits issued by a bank in exchange for the deposit of funds. Similar to a certificate of deposit, a time deposit earns a specified rate of interest over a definite time period; however, it cannot be traded in the secondary market.

     COMMERCIAL PAPER - These instruments are short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund for temporary purposes consists of direct obligations of domestic issuers that, at the time of investment, are rated "P-1" by Moody's Investor Services, Inc. ("Moody's") or "A-1" by S&P, or securities, if not rated, are issued by companies having an outstanding debt issue currently rated "Aa" by Moody's or "AAA" or "AA" by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's, and the rating "A-1" is the highest commercial paper rating assigned by S&P. Such limitations with respect to commercial paper constitute a non-fundamental policy of the Fund.

     REPURCHASE AGREEMENTS - The Fund may invest in securities subject to repurchase agreements that mature or may be terminated by notice in seven days or less (normally one day) with member banks of the Federal Reserve System or certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers or their affiliates. In a typical repurchase agreement, the seller of a security commits itself at the time of the sale to repurchase such security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on the underlying security. The value of the underlying collateral is monitored by the Fund's investment adviser at all times during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may have difficulties in exercising its rights to the underlying collateral and may incur costs and experience time delays in connection with the disposition of such collateral. To evaluate potential risks, the investment adviser reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements. The foregoing policy with respect to repurchase agreements is a non-fundamental policy of the Fund.

ILLIQUID AND RESTRICTED SECURITIES

"Illiquid and Restricted Securities" under "Investment Policies" in the Prospectus sets forth the circumstances in which the Fund may invest in "restricted securities." In connection with the Fund's original purchase of restricted securities, it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the registration expenses of illiquid restricted securities may also be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund. When registration is required, however, a considerable period may elapse between the decision to sell the securities and the time the Fund would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

LEVERAGE

The Fund is authorized to borrow money from a bank on its promissory note or other evidence of indebtedness. Monies borrowed would be invested and any appreciation thereon, to the extent it exceeded interest paid on the loan, would cause the net assets value of Fund shares to rise faster than it would otherwise. If, however, the investment performance of additional monies failed to cover the Fund's interest charges, the net asset value would decrease faster than would otherwise be the case. This is the speculative feature known as "leverage". Any such borrowing (i) would not exceed one-third of the value of the Fund's total assets after borrowing, (ii) if at any time it exceeded such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation and (iii) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. The Fund has not borrowed money for investment or any other purpose during the last ten years and, as a non-fundamental policy, will not borrow for investment in the future.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must (i) on each business day, at least equal the market value of the loaned securities and (ii) consist of cash, bank letters of credit, U.S. Government securities, other cash equivalents or liquid equity securities in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When lending portfolio securities, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan plus the interest on the collateral securities (less any finders' or administrative fees the Fund pays in arranging the loan). The Fund may share the interest it receives on the collateral securities with the borrower if it realizes at least a minimum amount of interest required by the lending guidelines established by the Trust Board. The Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or SCMI. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by Schroder Core's Board of Trustees.

INVESTMENT RESTRICTIONS

The following investment restrictions are in addition to those described under "The Fund -- Investment Restrictions" in the Prospectus. These restrictions, which are fundamental policies (except as set forth), provide that the Fund:

     1. Will not issue senior securities except that it may borrow money from a bank on its promissory Fund's total assets after the borrowing, (ii) if at any time it exceeded such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation and (iii) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. (As a non-fundamental policy, the Fund will not borrow for investment purposes.)

     2. Will not effect short sales, purchase any security on margin or write or purchase put and call options.

     3. Will not acquire more than 10% of the voting securities of any one issuer.

     4. Will not invest 25% or more of the value of its total assets in any one industry.

     5. Will not engage in the purchase and sale of illiquid interests in real estate, including illiquid interests in real estate investment trusts.

     6. Will not engage in the purchase and sale of commodities or commodity contracts.

     7. Will not invest in companies for the purpose of exercising control or management.

     8. Will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities, not in excess of 10% of the value of its total assets, under circumstances where if sold it might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

     9. Will not make loans to other persons except that it may purchase evidences of indebtedness of a type distributed privately to financial institutions but not in excess of 10% of the value of its total assets.

     10. Will not acquire securities described in 8 and 9 above which in the aggregate exceed 10% of the value of the Fund's total assets.

     11.  Will not invest in other investment companies.

As non-fundamental policies, the Fund (i) will not invest more than 10% of its total assets in illiquid securities, including securities described in items 8 and 9 above and repurchase agreements maturing more than seven days, and (ii) will not engage in writing, buying or selling of stock index futures, options on stock index futures, financial futures contracts or options thereon.

MANAGEMENT

TRUSTEES AND OFFICERS

The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with SCMI.

PETER E. GUERNSEY, Oyster Bay, New York - Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

RALPH E. HANSMANN (Honorary), 40 Wall Street, New York, New York - Honorary Trustee of the Trust - Private investor; Director, First Eagle Fund of America, Inc.; Director, Verde Exploration, Ltd.; Trustee Emeritus, Institute for Advanced Study; Trustee and Treasurer, New York Public Library; Life Trustee, Hamilton College.

JOHN I. HOWELL, 7 Riverside Road, Greenwich, Connecticut - Trustee of the Trust
- Private Consultant since February 1987; Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

CLARENCE F. MICHALIS, 44 East 64th Street, New York, New York - Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

HERMANN C. SCHWAB, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and Trustee of the Trust - retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

MARK J. SMITH (b), 33 Gutter Lane, London, England - President and Trustee of the Trust - First Vice President of SCMI since April 1990; Director and Vice President, Schroder Advisors.

ROBERT G. DAVY, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986.

MARGARET H. DOUGLAS-HAMILTON (b) (c), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Secretary of SCM since July 1995; Secretary of Schroder Advisors since April 1990; First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

RICHARD R. FOULKES, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

CATHERINE S. WOOLEDGE, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. Prior thereto, associate at Morrison & Foerster since September 1994, prior thereto associate corporate counsel at Franklin Resources, Inc. since September 1993, and prior thereto associate at Drinker Biddle & Reath, Washington, D.C.

BARBARA GOTTLIEB (c), 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Assistant Vice President of SWIS since July 1995 prior thereto held various positions with SWIS affiliates.

ROBERT JACKOWITZ (b) (c), 787 Seventh Avenue, New York, New York - Treasurer of the Trust - Vice President of SCM since September 1995; Treasurer of SCM and Schroder Advisors since July 1995; Vice President of SCMI since June 1995; and Assistant Treasurer of Schroders Incorporated since January 1993.

JOHN Y. KEFFER, 2 Portland Square, Portland, Maine - Vice President of the Trust. President of FFC, the Fund's transfer and dividend disbursing agent and fund accountantand other affiliated entities including Forum Financial Services, Inc. and Forum Advisors, Inc.

JANE P. LUCAS (c), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Director and Senior Vice President SCMI; Director of SCM since September 1995; Assistant Director Schroder Investment Management Ltd. since June 1991.

GERARDO MACHADO, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Associate, SCMI.

CATHERINE A. MAZZA, 787 Seventh Avenue, New York, New York - Vice President of the Trust - President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

THOMAS G. SHEEHAN, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

FARIBA TALEBI, 787 Seventh Avenue, New York, New York - Vice President of the Trust - First Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987.

JOHN A. TROIANO (b), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Managing Director and Senior Vice President of SCMI since October 1995; Director of Schroder Advisors since October 1992; Director of SCMI since 1991; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

IRA L. UNSCHULD, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.

ALEXANDRA POE, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust - Vice President of SCMI since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; prior thereto an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989.

MARY KUNKEMUELLER, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust.

(a)  Interested Trustee of the Trust within the meaning of the 1940 Act.
(b) Schroder Advisors is a wholly owned subsidiary of SCMI, which is a wholly owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly owned U.S. subsidiary of Schroders plc.
(c) Schroder Capital Management, Inc. ("SCM") is a wholly owned subsidiary of Schroder Wertheim Holdings Incorporated which is a wholly owned subsidiary of Schroders, Incorporated, which in turn is an indirect wholly owned U.S. subsidiary of Schroders plc.

Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual fee of $1,000 and a fee of $250 for each meeting of the Trust Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Fund has no bonus, profit sharing, pension or retirement plans.

The following table provides the fees paid to each Trustee of the Trust for the fiscal year ended October 31, 1996.

Name of Trustee          Aggregate     Pension or      Estimated          Total
                      Compensation     Retirement         Annual   Compensation
                        From Trust       Benefits  Benefits Upon     From Trust
                                       Accrued As     Retirement       And Fund
                                    Part of Trust                  Complex Paid
                                         Expenses                   To Trustees
-------------------------------------------------------------------------------

Mr. Guernsey                $1,750             $0             $0         $1,750
Mr. Hansmann                 1,375              0              0          1,375
Mr. Howell                   1,750              0              0          1,750
Mr. Michalis                 1,750              0              0          1,750
Mr. Schwab                   3,000              0              0          3,000
Mr. Smith                        0              0              0              0

As of February 15, 1997, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

While the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom, and, accordingly, substantially all of their assets may be located outside of the U.S. As a result it may be difficult for U.S. investors to effect service upon such persons within the U.S. or to realize U.S. civil judgments against them. Civil remedies and criminal penalties under U.S. federal securities laws may be unenforceable in the United Kingdom. Extradition treaties now in effect between the U.S. and the United Kingdom might not subject such persons to effective enforcement of the criminal penalties of such acts.

INVESTMENT ADVISER

SCMI, 787 Seventh Avenue, New York, New York 10019, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust and SCMI. SCMI is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world wide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $130 billion.

Under the Investment Advisory Agreement, SCMI regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund's investments consistent with the Fund's investment objective. SCMI recommends what securities shall be bought or sold by the Fund and what portion of the Fund's assets shall be held uninvested.
SCMI advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees regarding the foregoing matters and general conduct of the investment business of the Fund. SCMI pays directly any office rent of the Fund and furnishes or causes to be furnished without expense to the Fund, the services of such of its officers and employees and employees of its corporate affiliates as may be duly elected officers or Trustees of the Trust. In addition, SCMI provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. The Fund pays all of its other costs and expenses, including without limitation: brokers' commissions; legal, auditing or accounting expenses, taxes or governmental fees; cost of preparing share certificates or any other expenses (including clerical expenses) of issue (not including sales or promotion expenses unless the Fund shall in the future duly adopt a plan pursuant to Rule 12b-1 under the 1940
Act), distribution, redemption or repurchase of shares of the Fund; registration expenses; the cost of preparing and distributing reports and notices to shareholders; fees or disbursements of the custodian of the Fund's assets, of the Fund's dividend disbursing agent and of the Fund's transfer agent. To the extent employees of SCMI or its affiliates devote their time to the affairs of the Fund, other than as officers or Trustees, the Fund will reimburse SCMI or such affiliates the pro rate share of such individuals' salaries or wages and expenses.

The Investment Advisory Agreement continues in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust Board, and (ii) by a majority of the Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to the Trust, and it terminates automatically if assigned. The Investment Advisory Agreement also provides that, with respect to the Fund, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of any obligations and duties under the Investment Advisory Agreement.

Under the terms of the Investment Advisory Agreement, SCMI is entitled to receive a fee for its services, computed daily and payable monthly, at the annual rate of 0.75% of the Fund's average daily net assets of the first $100 million and 0.50% of the Fund's average daily net assets in excess of $100 million. It is the Trust's understanding that although other mutual funds pay investment advisory fees at annual rates of 0.75% or more of their average net assets (or a portion thereof), the majority of other mutual funds, regardless of size, pay advisory fees at rates lower than 0.75% of any portion of their average net assets. For the fiscal years ended October 31, 1994, 1995 and 1996, SCMI was paid an aggregate of $144,539, $140,988 and $139,483, respectively, in advisory fees from the Fund. SCMI voluntarily has undertaken to waive its advisory fees so that the effective fee rate does not exceed 0.65% of the Fund's average daily net assets on the first $100 million. This undertaking may be withdrawn only by a majority vote of the Trust's Trustees who are not "interested persons".

SUBADMINISTRATOR

The Trust has entered into a Subadministration Agreement with Forum. Pursuant to its agreement, Forum provides certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Fund by SCMI pursuant to the Investment Advisory Agreement, including among other things: (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions, and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others.

The Subadministration Agreement is terminable with respect to the Fund without penalty, at any time, by the Board of Trustees and SCMI upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Fund and the investment adviser.

Under the Subadministration Agreement, Forum is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.10% of the Fund's average daily net assets. For the fiscal year ended October 31, 1996, Forum was paid $18,597.70 for subadministration services.

DISTRIBUTION OF FUND SHARES

Under a Distribution Plan (the "Plan") adopted by the Fund with respect to Advisor Shares only, the Trust may compensate or may reimburse the investment adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the investment adviser or such registered broker-dealer, if so designated, being a "distributor" of the Fund's shares) monthly (subject to a limit of 0.50% per annum of the Fund's average daily net assets) for: (i) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail; (ii) costs of printing prospectuses and other materials to be given or sent to prospective investors; (iii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel, and related expenses in connection with the distribution of Fund shares; and
(iv) payments to broker-dealers (other than the Distributor) or other organizations for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. Any payment made pursuant to the Plan is contingent upon the Trust

Board's approval. The Fund is not liable for distribution expenditures of the Distributor in any given year in excess of the maximum amount (0.50%) per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expenses of sales staff responsible for marketing shares of the Fund may be allocated among various portfolios of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expenses are allocated among the portfolios of the Trust. The Trust Board has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

Without shareholder approval, the Plan may not be amended to increase materially the costs that the Fund may bear. Other material amendments to the Plan must be approved by the Trust Board, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Trust Board and by the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Fund will make no payment under the Distribution Plan until the Trust Board specifically so authorizes. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of the Fund.

Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, serves as Distributor of the Fund shares pursuant a Distribution Agreement. Schroder Advisors is a wholly owned subsidiary of Schroders Incorporated, the parent company of SCMI, and is a registered broker-dealer organized to act as administrator and/or distributor of mutual funds.

Under the distribution agreement, Schroder Advisors has agreed to use its best efforts to secure purchases of Fund shares in jurisdictions in which such shares may be legally offered for sale. Schroder Advisors is not obligated to sell any specific amount of Fund shares. Further, Schroder Advisors has agreed in the distribution agreement to serve without compensation and to pay from its own resources all costs and expenses incident to the sale and distribution of Fund shares including expenses of printing and distribution to prospective investors of prospectuses and other sales materials and advertising expenses, and the salaries and expenses of its employees or agents in connection with the distribution of Fund shares.

SERVICE ORGANIZATIONS

The Fund may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services to the Fund. The Fund may pay fees (which vary depending upon the services provided) to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization had a servicing relationship. Services provided by Service Organizations may include (i) providing personnel and facilities necessary to establish and maintain certain shareholder accounts and records; (ii) assisting in processing purchase and redemption transactions;
(iii) arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; (iv) verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designated accounts; (v) providing periodic statements of a client's account balances and, to the extent practicable, integrating such information with other client transactions; (vi) furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; (vii) transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and (viii) such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither SCMI nor Schroder Advisors will be a Service Organization or receive fees for servicing. The Fund has no intention of making any such payments to Service Organizations with respect to accounts of institutional investors and, in any event, will make no such payments until the Trust Board specifically so authorizes.

Some Service Organizations could impose additional or different conditions on their clients, such as requiring them to invest more than the minimum investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Fund. Each Service Organization would agree to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations would be urged to consult them regarding any such fees or conditions.

The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

PORTFOLIO ACCOUNTING

FFC, an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement continues in effect unless terminated by the Board of Trustees or FFC, in either case on 60 days' within written notice to the other party.

Under its agreement, FFC prepares and maintains books and records of the Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund, calculates dividends and capital-gain distributions, and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services, FFC is entitled to receive from the Trust a fee of $36,000 per year plus $12,000 per year for each class of the Fund above one. FFC is entitled to an additional $24,000 per year with respect to global and international funds. In addition, FFC is paid an additional $12,000 per year with respect to tax-free money market funds and funds with more than 25% of their total assets invested in asset-backed securities, funds that have more than 100 security positions, or funds that have a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control. The Trust has agreed to indemnify and hold harmless FFC and, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.

For the fiscal years ended October 31, 1994, 1995 and 1996, the Fund paid fund accounting fees of $31,596, $38,000 and $36,000, respectively.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

Investment decisions for the Fund and for the other investment advisory clients of SCMI are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved, and a particular security may be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in SCMI's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

Decisions with respect to allocation of portfolio brokerage are made by the Trust's President, a Vice President or Treasurer.

The Investment Advisory authorizes and directs SCMI to place orders for the purchase and sale of the Portfolio's investments with brokers and dealers it selects and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain for the Portfolio the most favorable price and execution available. The Portfolio may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI considers all factors it may deem relevant (including price, transaction size, the nature of the market for the security, the commission amount, the timing of the transaction (taking into account market prices and trends), the reputation, experience and financial stability of the broker-dealers involved, and the quality of service rendered by the broker-dealers in other transactions.

It is the Fund's policy, consistent with the best execution, to secure the highest possible price on sales and the lowest possible price on purchases of securities. Transactions on U.S. stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those circumstances where in the opinion of the Trust's officers better prices and executions are available elsewhere. Portfolio transactions are frequently placed with broker-dealers who provide SCMI with research and statistical assistance. The assistance may include advice as to the advisability of investing in securities, security analysis and reports, economic studies, industry studies, receipt of quotations for portfolio valuations and similar services.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, SCMI may receive research services from broker-dealers with which SCMI places the Fund's portfolio transactions. These services, which in some cases may also be purchased for each, include such items as general economic and security market review, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because SCMI and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, SCMI may cause the Fund to pay a broker-dealer that provides SCMI with "brokerage and research services" (as defined in the Act) an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. In addition, SCMI may allocate brokerage transactions to broker-dealers who have entered into arrangements under which the broker-dealer allocates a portion of the commission paid by the Fund toward payment of Fund expenses, such as custodian fees.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, SCMI may consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Subject to the general policies of the Fund regarding allocation of portfolio brokerage as set forth above, the Board of Trustees has authorized the Fund to employ Schroder Wertheim & Company, Incorporated ("Schroder Wertheim"), an affiliate of SCMI, to effect securities transactions of the Fund, on the New York Stock Exchange only, provided certain other conditions are satisfied as described below.

Payment of brokerage commissions to Schroder Wertheim for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a national securities exchange paid by a registered investment company to a broker which is an affiliated person of such investment company or an affiliated person of another person so affiliated not exceed the usual and customary broker's commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Wertheim will in the judgment of the officers of the Trust responsible for making portfolio decisions and selecting brokers, be (i) at least as favorable as commissions contemporaneously charged by Schroder Wertheim on comparable transactions for its most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board of Trustees of the Trust, including a majority of the non-interested Trustees, has adopted procedures pursuant to Rule 17e-1 promulgated by the Securities and Exchange Commission under Section 17(e) to ensure that commissions paid to Schroder Wertheim by the Fund satisfy the foregoing standards. The Trust Board will review all transactions at least quarterly for compliance with these procedures.

The Fund has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Wertheim and will not direct brokerage to Schroder Wertheim in recognition of research services.

It is further a policy of the Fund that all such transactions effected for the Fund by Schroder Wertheim on the New York Stock Exchange be in accordance be in accordance with Rule 11a2-2(T) promulgated under the 1934 Act, which requires in substance that a member of such exchange not associated with Schroder Wertheim actually execute the transaction on the exchange floor or through the exchange facilities. Thus, while Schroder Wertheim will bear responsibility for determining important elements of execution such as timing and order size, another firm will actually execute the transaction.

Schroder Wertheim pays a portion of the brokerage commissions it receives from the Fund to the brokers executing the Fund transactions on the New York Stock Exchange. In accordance with Rule 11a2-2(T), the Trust Board has entered into an agreement with Schroder Wertheim permitting it to retain a portion of the brokerage commissions paid to it by the Fund. This agreement has been approved by the Trust Board, including a majority of the non-interested Trustees.

During the fiscal years ended October 31, 1994, 1995 and 1996 the total brokerage commissions paid by the Fund on portfolio transactions were $23,579, $31,381 and $31,868 respectively. These amounts do not include any spreads or concessions on principal transactions on a net trade basis. Substantially all of such commissions were paid to firms which provided SCMI with research and statistical assistance. No commissions were paid to Schroder Wertheim during any of the fiscal years ended October 31, 1994, 1995 and 1996.

SHARE OWNERSHIP

As of February 24, 1997, the following persons owned of record or beneficially 5% or more of the Fund's shares:

SHAREHOLDER                          SHARE BALANCE          PERCENT OF FUND
-----------                          -------------          ---------------

Gracechurch Co.                        191,211.439                   11.22%
75 Wall Street
New York, NY 10265

Schroder Nominees Limited              152,044.768                    8.93%
120 Cheapside
London EC2V 6DS England

Wendel & Co.                           110,983.024                    6.52%
c/o The Bank of New York
Wall Street Station
New York, NY 10268

Fox & Co.                              101,539.373                    5.96%
P.O. Box 976
New York, NY 10268

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is calculated at 4:00 p.m. (New York City time), Monday through Friday, on each day that the New York Stock Exchange is open for trading (which excludes the following national business holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

Portfolio securities listed on the New York Stock Exchange are valued on the basis of the last sale on that date on the basis of information obtained from authoritative sources at the end of the business day. Lacking any sales, they are valued at the average of the closing bid and asked prices. Securities not listed on such exchange are valued by the use of quotations on any other national stock exchange on which the securities are listed, or if unlisted, published quotations in common use and/or quotations from a market maker or makers in the security, in each case on the basis of information obtained from authoritative sources, or if securities for which no quotations are available, including restricted securities, by such other method as the Board of Trustees, in good faith, shall deem to reflect their fair value. If securities are listed on more than one national stock exchange (other than the New York Stock Exchange), they are valued on the basis of quotations on the national stock exchange in which the primary market for the securities exists.

REDEMPTION IN-KIND

In the event that payment for redeemed shares is made wholly or partly in portfolio securities, shareholders may incur brokerage costs in converting the securities to cash. An in-kind distribution of portfolio securities is generally less liquid than cash. The shareholder may have difficulty finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in-kind of portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the investment portfolio of the Fund.

Under the terms of the Investment Advisory Agreement, SCMI is entitled to receive a fee for its services, computed daily and payable monthly, at the annual rate of 0.75% of the Fund's average daily net assets of the first $100 million and 0.50% of the Fund's average daily net assets in excess of $100 million.. It is the Trust's understanding that although other mutual funds pay investment advisory fees at annual rates of 0.75% or more of their average net assets (or a portion thereof), the majority of other mutual funds, regardless of size, pay advisory fees at rates lower than 0.75% of any portion of their average net assets. For the fiscal years ended October 31, 1994, 1995 and 1996, SCMI was paid an aggregate of $144,539, $140,988 and $139,483, respectively, in advisory fees from the Fund. SCMI voluntarily has undertaken to waive its advisory fees so that the effective fee rate does not exceed 0.65% of the Fund's average daily net assets on the first $100 million. This undertaking may be withdrawn only by a majority vote of the Trust's Trustees who are not "interested persons".


TAXATION

Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund and each other portfolio established from time to time by the Board of Trustees of the Trust is treated as a separate taxpayer for federal income tax purposes with the result that: (i) each such portfolio must meet separately the income and distribution requirements for qualification as a regulated investment company, and (ii) the amounts of investment income and capital gain earned will be determined on a portfolio-by-portfolio (rather than on a Trust-wide) basis.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To do so, the Fund intends to distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on its investment company taxable income and "net capital gains" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (ii) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year, and (iii) all such ordinary income and capital gain for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income (including net realized short-term capital gain) are taxable to shareholders as ordinary income. Generally, dividends of investment income (but not capital gain) from the Fund will qualify for the federal 70% dividends-received deduction for corporate shareholders to the extent such dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held by said shareholders for more than 45 days. If securities held by the Fund are considered to be "debt-financed" (generally, acquired with borrowed funds), are held by the Fund for less than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, the portion of the dividends paid by the Fund that corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time Fund shares have been held by a shareholder and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital-gain distributions have been paid will, to the extent of such capital-gain distributions, be treated as long-term capital loss (even though such shares may have been held by the shareholder for one year or less). Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. If a distribution reduces the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution, which will be returned to the investor in the form of a taxable distribution.

Upon redemption or sale of his shares, a shareholder will realize a taxable gain or loss, which will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens is subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

The Trust is required to report to the Internal Revenue Service (the "IRS") all distributions as well as gross proceeds from the redemption of the Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds generally will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if:
(i) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number,
(ii) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that it is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower rate under a tax treaty).

OTHER INFORMATION

ORGANIZATION

The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable the Trust Board to establish a series of separately managed investment portfolios, each having a different investment objective and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to "Schroder Capital Funds, Inc." On January 9, 1996, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed from "Schroder Capital Funds, Inc." to its present name. The Trust is registered as an open-end management investment company under the 1940 Act.

Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series.
The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING

The Trust has authorized an unlimited number of authorized shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series (such as the Fund) and may divide series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate series, each of which has separate investment objectives and policies, and two classes, Investor Shares and Advisor Shares, in each series.

The shares of the Fund are fully paid and nonassessable and have no preferences as to conversion, exchange, dividends, retirement or other features. Shares have no preemptive rights and have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Each shareholder of record is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Shares of each series vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the series to which they pertain, but all series vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular series or class would not be entitled to vote on any matters as to which such series or class were not affected.

The Trust will not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters will not be submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees will serve until death, resignation or removal. Vacancies will be filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies when less than a majority of Trustees then in office have been elected by shareholders. Similarly, the selection of independent accountants and renewal of investment advisory agreements for future years will be performed annually by the Trust Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new independent accountants if the employment of the Trust's independent accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Trust Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Trust Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Trust Board is required to provide certain assistance if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of (i) shares of the Trust having a total net asset value of at least $25,000, or (ii) 1% of the outstanding shares of the Trust, for the purpose of enabling such holders to communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider such removal.

PERFORMANCE INFORMATION

The Fund may, from time to time, include quotations of total return data in advertisements, sales literature or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years, calculated pursuant to the following formula:

                           n
                    P (1+T)  = ERV

(Where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.) All total return figures will reflect the deduction of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

For the one year, five year and ten year periods ended October 31, 1995, the average annual total returns of the Fund were 17.68%, 17.50% and 13.09%, respectively.

Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of future performance.

In connection with communicating total return to current or prospective investors, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

CUSTODIAN

All securities and cash of the Fund are held by The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

FFC, Portland, Maine, acts as the Fund's transfer agent and dividend disbursing agent.

LEGAL COUNSEL

Jacobs Persinger & Parker, 77 Water Street, New York, New York 10005, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Fund.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. ("Coopers & Lybrand") serves as independent accountants for the Fund. Coopers & Lybrand provides audit services and consultation in connection with review of U.S. Securities and Exchange Commission filings. Coopers & Lybrand's address is One Post Office Square, Boston, Massachusetts 02109.

FINANCIAL STATEMENTS

The audited Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Investments, notes thereto, and Financial Highlights of the Fund for the fiscal year ended October 31, 1996 and the Report of Independent Accountants thereon (included in the Annual Report to shareholders), which are delivered along with this SAI, are incorporated herein by reference.

                         SCHRODER EMERGING MARKETS FUND
                             INSTITUTIONAL PORTFOLIO


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 1997


                                    [GRAPHIC]


INVESTMENT ADVISER
Schroder Capital Management International Inc. ("SCMI")

ADMINISTRATOR AND DISTRIBUTOR
Schroder Fund Advisors, Inc. ("Schroder Advisors")

SUBADMINISTRATOR
Forum Administrative Services, Limited Liability Company ("Forum")

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Forum Financial Corp. ("FFC")

GENERAL INFORMATION:     (207) 879-8903
ACCOUNT INFORMATION:     (800) 344-8332
FAX: (207) 879-6206



Investor Shares of Schroder Emerging Market Fund Institutional Portfolio (the "Fund") are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. Advisor Shares of the Fund also are offered for sale at net asset value to individual investors, in most cases through Service Organizations (as defined herein). Advisor Shares incur more expenses than Investor Shares. The Fund imposes both purchase and redemption charges on investments. Please see the Prospectuses for further information.

This Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution only when preceded or accompanied by the current Prospectus for the Fund dated March 1, 1997 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus and retained for future reference. You may obtain an additional copy of the Prospectus without charge by writing to the Fund at Two Portland Square, Portland, Maine 04101 or calling the numbers printed above.

     TABLE OF CONTENTS

     INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     INVESTMENT POLICIES . . . . . . . . . . . . . . . . . . . . . . . . .
     Convertible Securities. . . . . . . . . . . . . . . . . . . . . . . .
     Debt-to-Equity Conversions. . . . . . . . . . . . . . . . . . . . . .
     U.S. Government Securities. . . . . . . . . . . . . . . . . . . . . .
     Bank Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . .
     Short-Term Debt Securities. . . . . . . . . . . . . . . . . . . . . .
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . .
     Illiquid and Restricted Securities. . . . . . . . . . . . . . . . . .
     Loans of Portfolio Securities . . . . . . . . . . . . . . . . . . . .
     Forward Foreign Currency Exchange Contracts . . . . . . . . . . . . .
     Options and Hedging . . . . . . . . . . . . . . . . . . . . . . . . .
     Warrants and Stock Rights . . . . . . . . . . . . . . . . . . . . . .
     INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .
     MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Officers and Trustees . . . . . . . . . . . . . . . . . . . . . . . .
     Investment Adviser. . . . . . . . . . . . . . . . . . . . . . . . . .
     Administrative Services . . . . . . . . . . . . . . . . . . . . . . .
     Distribution of Fund Shares . . . . . . . . . . . . . . . . . . . . .
     Service Organizations . . . . . . . . . . . . . . . . . . . . . . . .
     Portfolio Accounting. . . . . . . . . . . . . . . . . . . . . . . . .
     Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .
     PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . .
     Investment Decisions. . . . . . . . . . . . . . . . . . . . . . . . .
     Brokerage and Research Services . . . . . . . . . . . . . . . . . . .
     ADDITIONAL PURCHASE AND REDEMPTION INFORMATION. . . . . . . . . . . .
     Determination of Net Asset Value Per Share. . . . . . . . . . . . . .
     Redemption in Kind. . . . . . . . . . . . . . . . . . . . . . . . . .
     TAXATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .
     Organization. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Capitalization and Voting . . . . . . . . . . . . . . . . . . . . . .
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . .
     Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Transfer Agent and Dividend Disbursing Agent. . . . . . . . . . . . .
     Performance Information . . . . . . . . . . . . . . . . . . . . . . .
     Legal Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Independent Accountant. . . . . . . . . . . . . . . . . . . . . . . .
     Registration Statements . . . . . . . . . . . . . . . . . . . . . . .
     FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . .
     APPENDIX - Ratings of Corporate Debt Instruments and Countries
      Excluded from Emerging Markets Category. . . . . . . . . . . . . . .

INTRODUCTION

Schroder Emerging Markets Fund Institutional Portfolio is a non-diversified, separately-managed portfolio of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of five separate series, each of which has a different investment objective and policies.

The Fund's investment objective is to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. There is no assurance that the Fund will achieve this objective. Furthermore, investing in securities of emerging market issuers involves special risks in addition to those associated with investments in securities of U.S. issuers.

INVESTMENT POLICIES

The Fund's investment objective and policies authorize it to invest in certain types of securities and to engage in certain investment techniques as identified in "Investment Objective" and "Investment Policies" in the Prospectus. The following information supplements the discussion found in those sections by providing additional information or elaborating upon the discussion there. The Fund currently seeks to achieve its investment objective by holding, as its only investment securities, the securities of Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a separate series of Schroder Capital Funds ("Schroder Core"). Since the Fund has the same investment objective and policies as the Portfolio and currently invests all of its assets in the Portfolio, investment policies are discussed with respect to the Portfolio only.

CONVERTIBLE SECURITIES

The Portfolio may invest in convertible preferred stocks and convertible debt securities ("convertible securities"). A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, carry less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

DEBT-TO-EQUITY CONVERSIONS

The Portfolio may invest up to 5% of its net assets in debt-to-equity conversions. Debt-to-equity conversion programs are sponsored in varying degrees by certain emerging market countries, particularly in Latin America, and permit investors to use external debt of a country to make equity investments in local companies. Many conversion programs relate primarily to investments in transportation, communication, utilities and similar infrastructure-related areas. The terms of the programs vary from country to country, but include significant restrictions on the application of proceeds received in the conversion and on the repatriation of investment profits and capital. When inviting conversion applications by holders of eligible debt, a government usually specifies the minimum discount from par value that it will accept for conversion. SCMI believes that debt-to-equity conversion programs may offer investors opportunities to invest in otherwise restricted equity securities that have a potential for significant capital appreciation and intends to invest assets of the Portfolio to a limited extent in such programs under appropriate circumstances. There can be no assurance that debt-to-equity conversion programs will continue to be successful or that the Portfolio will be able to convert all or any of its emerging market debt portfolio into equity investments.

U.S. GOVERNMENT SECURITIES

The Portfolio may invest in securities issued or guaranteed by the U.S. government (or its agencies, instrumentalities or government-sponsored enterprises) that have remaining maturities not exceeding one year.

Agencies, instrumentalities and government sponsored enterprises that have been established or sponsored by the U.S. Government and issue or guarantee debt securities include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the U.S. Treasury and the Government National Mortgage Association, none of the obligations of the other agencies, instrumentalities or government-sponsored enterprises referred to above are backed by the full faith and credit of the U.S. Government. There can be no assurance that the U.S. Government will provide financial support to these obligations where it is not obligated to do so.

BANK OBLIGATIONS

The Portfolio may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) whose total assets at the time of purchase exceed $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation. The Portfolio also may hold cash and time deposits denominated in any major currency in foreign banks.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Similar to a certificate of deposit, a time deposit earns a specified rate of interest over a definite time period; however, it cannot be traded in the secondary markets.

SHORT-TERM DEBT SECURITIES

The Portfolio may invest in commercial paper -- short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Portfolio for temporary defensive purposes consists of direct obligations of domestic issuers that at the time of investment are rated "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's Rating Group ("S&P"), or securities that, if not rated, are issued by companies having an outstanding debt issue currently rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper rating assigned by S&P. The Portfolio also may invest in variable rate master demand notes, which are obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payer of such notes. Generally both parties have the right to vary the amount of the outstanding indebtedness on the notes.

REPURCHASE AGREEMENTS

The Portfolio may invest in securities subject to repurchase agreements that mature or may be terminated by notice in seven days or less with U.S. banks or broker-dealers. In a typical repurchase agreement the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. SCMI monitors the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. If a seller defaults under a repurchase agreement, the Portfolio may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, SCMI reviews the credit-worthiness of banks and dealers with which the Portfolio enters into repurchase agreements.

ILLIQUID AND RESTRICTED SECURITIES

"Illiquid and Restricted Securities" under "Investment Policies" in the Prospectus sets forth the circumstances in which the Portfolio may invest in "restricted securities". In connection with the Portfolio's original purchase of restricted securities, it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the registration expenses of illiquid restricted securities may also be negotiated by the Portfolio with the issuer at the time such securities are purchased by the Portfolio. When registration is required, however, a considerable period may elapse between the decision to sell the securities and the time the Portfolio would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

LOANS OF PORTFOLIO SECURITIES

The Portfolio may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must (a) on each business day, at least equal the market value of the loaned securities and (b) consist of cash, bank letters of credit, U.S. Government securities, other cash equivalents or liquid equity securities in which the Portfolio is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Portfolio if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Portfolio. When lending portfolio securities, the Portfolio receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan plus the interest on the collateral securities (less any finders' or administrative fees the Portfolio pays in arranging the loan). The Portfolio may share the interest it receives on the collateral securities with the borrower if it realizes at least a minimum amount of interest required by the lending guidelines established by the Trust's Board of Trustees (the "Trust Board"). The Portfolio will not lend its portfolio securities to any officer, director, employee or affiliate of the Portfolio or SCMI. The terms of the Portfolio's loans must meet certain tests under the Internal Revenue Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by Schroder Core's Board of Trustees.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies), the Portfolio may engage in transactions in forward foreign currency exchange contracts.

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell a currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. The Portfolio may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

Currently, only a limited market, if any, exists for hedging transactions relating to currencies in many emerging market countries or to securities of issuers domiciled or principally engaged in business in emerging market countries. This may limit the Portfolio's ability to hedge its investments effectively in those emerging markets. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currencies should rise. In addition, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The Portfolio will enter into forward contracts under certain instances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, wish to secure the price of the security in U.S. dollars or some other foreign currency which the Portfolio is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale (for a fixed amount of dollars or other currency) of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against possible loss (resulting from adverse changes in the relationship between the U.S. dollar or other currency being used for the security purchase and the foreign currency in which the security is denominated) during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, when the Portfolio anticipates purchasing securities at some future date, and wishes to secure the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to part or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency.

In all of the above instances, if the currency in which the Portfolio's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased, then the Portfolio will have realized fewer gains than if the Portfolio had not entered into the forward contracts. Furthermore, the precise matching of the forward contract amounts and the value of the securities involved is not generally possible, since the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

To the extent that the Portfolio enters into forward contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Portfolio may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold should the Portfolio be unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualifications as a regulated investment company (see "Taxation").

The Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the investment adviser. Generally, the Portfolio will not enter into a forward contract with a term of greater than one year.

OPTIONS AND FUTURES TRANSACTIONS

As discussed in the Prospectus, the Portfolio may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and may purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments), by purchasing put and call options on portfolio (or eligible portfolio) securities (and the currencies in which they are denominated) and engaging in transactions involving futures contracts and options on such contracts.

Call and put options on U.S. Treasury notes, bonds and bills and on various foreign currencies are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC").
Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

The OCC or other clearing corporation or exchange that issues listed options ensures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions that have entered into direct agreements with the Portfolio. With OTC options, variables such as expiration date, exercise price and premium are agreed between the Portfolio and the transacting dealer. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolio will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

OPTIONS ON FOREIGN CURRENCIES.   The Portfolio may purchase and write options on
foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities that are denominated in a foreign currency, the Portfolio may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Portfolio would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby securing the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Portfolio may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Portfolio may also purchase call and put options to close out written option positions.

The Portfolio also may write covered call options on foreign currency to protect against potential declines in its portfolio securities that are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Portfolio occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Portfolio gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Portfolio also may write options to close out long call option positions. A covered put option on a foreign currency would be written by the Portfolio for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security that the Portfolio anticipates purchasing. In this case, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Portfolio resulting from an increase in the U.S. dollar value of the foreign security. However, the Portfolio could not benefit from any decline in the cost of the foreign security that is greater than the price of the premium received. The Portfolio also may write options to close out long put option positions.

Markets in foreign currency options are relatively new, and the Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Portfolio will not purchase or write such options unless and until, in the opinion of the SCMI, the market for them has developed sufficiently to ensure that their risks are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar, with the result that the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and, thus, may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

COVERED CALL WRITING. The Portfolio is permitted to write covered call options on portfolio securities, and on the U.S. dollar and foreign currencies in which they are denominated, without limit. Generally, a call option is "covered" if the Portfolio owns (or has the right to acquire without additional cash consideration (or for additional cash consideration held for the Portfolio by its custodian in a segregated account) the underlying security (currency) subject to the option. In the case of call options on U.S. Treasury Bills, however, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Portfolio holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call or greater than the exercise price of the call written if the mark-to-market difference is maintained by the Portfolio in cash, U.S. Government securities or other high-grade debt obligations held by the Portfolio in a segregated account maintained with its custodian.

The Portfolio receives a premium from the purchaser in return for a call it has written. Receipt of such premiums may enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received offsets a portion of the potential loss incurred by the Portfolio if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Portfolio at a loss. Furthermore, a premium received on a call written on a foreign currency ameliorates any potential loss of value on the portfolio security due to a decline in the value of the currency. However, during the option period, the covered call writer has, in return for the premium, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received fluctuates with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC options, during the option period the Portfolio may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation terminates upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio is unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Portfolio to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Portfolio may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, the Portfolio realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Options written by the Portfolio normally have expiration dates of up to eighteen months from the date written. The exercised price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

COVERED PUT WRITING. As a writer of a covered put option, the Portfolio would incur an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Portfolio will be exercisable by the purchaser only on a specific date). A put is "covered" if at all times the Portfolio maintains with its custodian (in a segregated account) cash, U.S. Government securities or other high-grade obligations in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by the Portfolio by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Portfolio in cash, U.S. Government securities or other high-grade debt obligations which the Portfolio holds in a segregated account maintained at its custodian. In writing puts, the Portfolio assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period the Portfolio may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

The Portfolio will write put options for three purposes: (i) to receive the income derived from the premiums paid by purchasers; (ii) when the investment adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price (in which case it will write the covered put at an exercise price reflecting the lower purchase price sought); and (iii) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

PURCHASING CALL AND PUT OPTIONS. The Portfolio may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The Portfolio may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Portfolio.

The Portfolio may purchase put options on securities (currencies) that it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater then the premium paid for the option, the Portfolio would incur no additional loss. In addition, the Portfolio may sell a put option it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.
Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Portfolio expired without being sold or exercised, the premium would be lost.

RISKS OF OPTIONS TRANSACTIONS. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price if the market price of the underlying security (or the value of its denominated currency) increases but has retained the risk of loss if the price of the underlying security (or the value of its denominated currency) declines. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

The Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, since such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Portfolio may be able to purchase an offsetting option that does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Portfolio is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist.

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions will be entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by SCMI.

Exchanges have established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolio may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. If the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

The extent to which the Portfolio may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Portfolio's intention to qualify as such (see "Taxation").

FUTURES CONTRACTS. The Portfolio may purchase and sell interest rate, currency, and index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills, and/or any foreign government fixed-income security ("interest rate futures contracts"), on various currencies ("currency futures contracts") and on such indices of U.S. and foreign securities as may exist or come into being ("index futures contracts").

The Portfolio may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, that the price of certain of its portfolio securities fall, the Portfolio may sell an interest rate futures contract. If declining interest rates are anticipated, the Portfolio may purchase an interest rate futures contract to protect against a potential increase in the price of securities the Portfolio intends to purchase. Subsequently, appropriate securities may be purchased by the Portfolio in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

The Portfolio may purchase or sell currency futures contracts on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The Portfolio may enter into currency futures contracts for the same reasons as set forth above for entering into forward foreign currency exchange contracts; namely, to secure the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's (or anticipated portfolio security's) denominated currency vis-a-vis a different currency.

The Portfolio may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. If it anticipates that the prices of securities it holds may fall, the Portfolio may sell an index futures contract. Conversely, if the Portfolio wishes to hedge against anticipated price rises in those securities which it intends to purchase, the Portfolio may purchase an index futures contract.

In addition to the above, interest rate, currency and index futures contracts will be bought or sold in order to close out short or long positions maintained by the Portfolio in corresponding futures contracts.

Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

INTEREST RATE FUTURES CONTRACTS. When the Portfolio enters into an interest rate futures contract, it is initially required to deposit with the Portfolio's custodian (in a segregated account in the name of the broker performing the transaction) an "initial margin" of cash or U.S. Government securities or other high grade short-term obligations equal to approximately 2% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of money by a brokers' client but is, rather, a good faith deposit on the futures contract that will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked to market daily, and the Portfolio may be required to make subsequent deposits with the Portfolio's futures contract clearing broker of cash or U.S. Government securities (called "variation margin") that are reflective of price fluctuations in the futures contract.

CURRENCY FUTURES CONTRACTS. Generally, foreign currency futures contracts provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. SCMI assesses such factors as cost spreads, liquidity and transaction costs in determining whether to use futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply generally to the buying and selling of futures contracts. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

INDEX FUTURES CONTRACTS. The Portfolio may invest in index futures contracts. An index futures contract sale creates an obligation by the Portfolio, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Portfolio, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indices do not require the physical delivery of securities but provide for a final cash settlement on the expiration date that reflects accumulated profits and losses credited or debited to each party's account.

The Portfolio is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Portfolio may be required to make additional margin payments during the term of the contract.

At any time prior to expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash may be required to be paid by or released to the Portfolio and the Portfolio realizes a loss or gain.

OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase and write call and put options on futures contracts traded on an exchange and may enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the position in the futures contract by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The Portfolio may purchase and write options on futures contracts for purposes identical to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge. Any premiums received in the writing of options on futures contracts may provide a further hedge against losses resulting from price declines in portions of the Portfolio's investment portfolio.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Portfolio will not purchase or write options on foreign currency futures contracts unless and until, in SCMI's opinion, the market for such options has developed sufficiently that the risks in connection with them are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Portfolio's assets that may be subject to a hedge position.
In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Portfolio is exempted from registration as a commodity pool operator, the Portfolio may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. Except as described above, there are no other limitations on the use of futures and options thereon by the Portfolio.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The Portfolio may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Portfolio. However, it is possible that the futures market may advance and the value of the Portfolio's securities (or the currency in which they are denominated) may decline. If this occurs, the Portfolio will lose money on the futures contract and also experience a decline in value of its portfolio securities. While this might occur for only a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

If the Portfolio purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated) and the value of such securities (currencies) decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

If the Portfolio has sold a call option on a futures contract, it will cover this position by holding (in a segregated account maintained at its custodian) cash, U.S. Government securities or other high-grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if the Portfolio holds a long position in a futures contract, it will hold cash, U.S. Government securities or other high-grade debt obligations equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Portfolio by its custodian. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures contract positions. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures contract positions could also have an adverse impact on the Portfolio's ability to effectively hedge its portfolio.

Futures contracts and options thereon that are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges, and brokerage commissions, clearing costs and other transaction costs may be higher. Greater margin requirements may limit the Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may cause delays in the settlement of the Portfolio's foreign exchange transactions.

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by SCMI.

While the futures contracts and options transactions in which the Portfolio engages for the purpose of hedging its portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk that may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and are expected to diminish as the contract approaches maturity.

There may exist an imperfect correlation between the price movements of futures contracts purchased by the Portfolio and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts choose to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market can be anticipated with the resulting speculation causing temporary price distortions. Due to the possibility of price distortions in the futures contracts market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel the Portfolio to or prevent it from closing out a contract, which may result in reduced gain or increased loss to the Portfolio. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

The extent to which the Portfolio may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Portfolio's intention to qualify as such (see "Taxation").

WARRANTS AND STOCK RIGHTS. The Portfolio may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance). Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Portfolio's entire investment therein). The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

In addition, the Portfolio may invest up to 5% of its assets (at the time of investment) in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time period.


INVESTMENT RESTRICTIONS

The following investment restrictions, except where stated to be non-fundamental policies, are also fundamental policies of the Portfolio and, together with the fundamental policies and investment objective described in the Prospectus, cannot be changed without the vote of a "majority" of the Portfolio's outstanding shares. Under the Investment Company Act of 1940 (the "1940 Act"), such a "majority" vote is defined as the vote of the holders of the lesser of :
(i) 67% of more of the shares present or represented by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Portfolio cannot:

     1. Underwrite securities of other companies (except insofar as the Portfolio might be deemed to be an underwriter in the resale of any securities held in its portfolio);

     2. Invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract);

     3. Purchase securities on margin; however, the Portfolio may make margin deposits in connection with any Hedging Instruments which it may use as permitted by any of its other fundamental policies;

     4. Purchase or write puts or calls except as permitted by any of its other fundamental policies;

     5. Lend money except in connection with the acquisition of debt securities that the Portfolio's investment policies and restrictions permit it to purchase (see "Investment Objective" and "Investment Policies" in the Prospectus). The Portfolio may make loans of portfolio securities (see "Loans of Portfolio Securities") and enter into repurchase agreements (see "Repurchase Agreements");

     6. As a non-fundamental policy, invest in or hold securities of any issuer if officers or Trustees of the Trust or SCMI individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

     7. As a non-fundamental policy, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation;

     8.   Make short sales of securities;

     9. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs);

     10. Invest in real estate or in interests in real estate (but may purchase readily marketable securities of companies holding real estate or interests therein).


MANAGEMENT

OFFICERS AND TRUSTEES

The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with SCMI. Each of these individuals currently serves in the same capacity for Schroder Core.

PETER E. GUERNSEY, Oyster Bay, New York - Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

RALPH E. HANSMANN (Honorary), 40 Wall Street, New York, New York - Honorary Trustee of the Trust - Private investor; Director, First Eagle Fund of America, Inc.; Director, Verde Exploration, Ltd.; Trustee Emeritus, Institute for Advanced Study; Trustee and Treasurer, New York Public Library; Life Trustee, Hamilton College.

JOHN I. HOWELL, 7 Riverside Road, Greenwich, Connecticut - Trustee of the Trust
- Private Consultant since February 1987; Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

CLARENCE F. MICHALIS, 44 East 64th Street, New York, New York - Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

HERMANN C. SCHWAB, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and Trustee of the Trust - retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

MARK J. SMITH (b), 33 Gutter Lane, London, England - President and Trustee of the Trust - First Vice President of SCMI since April 1990; Director and Vice President, Schroder Advisors.

ROBERT G. DAVY, 787 Seventh Avenue, New York, New York - a Vice-President of the Trust - Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986.

MARGARET H. DOUGLAS-HAMILTON (b) (c), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Secretary of SCM since July 1995; Secretary of Schroder Advisors since April 1990; First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

RICHARD R. FOULKES, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

CATHERINE S. WOOLEDGE, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. Prior thereto, associate at Morrison & Foerster since September 1994, prior thereto associate corporate counsel at Franklin Resources, Inc. since September 1993, and prior thereto associate at Drinker Biddle & Reath, Washington, D.C.

BARBARA GOTTLIEB (c), 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Assistant Vice President of SWIS since July 1995 prior thereto held various positions with SWIS affiliates.

ROBERT JACKOWITZ (b) (c), 787 Seventh Avenue, New York, New York - Treasurer of the Trust - Vice President of SCM since September 1995; Treasurer of SCM and Schroder Advisors since July 1995; Vice President of SCMI since June 1995; and Assistant Treasurer of Schroders Incorporated since January 1993.

JOHN Y. KEFFER, 2 Portland Square, Portland, Maine - Vice President of the Trust. President of Forum Financial Services, Inc., the Fund's subadministrator, and FFC, the Fund's transfer and dividend disbursing agent and fund accountant.

JANE P. LUCAS (c), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Director and Senior Vice President SCMI; Director of SCM since September 1995; Assistant Director Schroder Investment Management Ltd. since June 1991.

GERARDO MACHADO, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Associate, SCMI.

CATHERINE A. MAZZA, 787 Seventh Avenue, New York, New York - Vice President of the Trust - President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

THOMAS G. SHEEHAN, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

FARIBA TALEBI, 787 Seventh Avenue, New York, New York - Vice President of the Trust - First Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987.

JOHN A. TROIANO (b), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Managing Director and Senior Vice President of SCMI since October 1995; Director of Schroder Advisors since October 1992; Director of SCMI since 1991; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

IRA L. UNSCHULD, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.

ALEXANDRA POE, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust - Vice President of SCMI since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; prior thereto an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989.

MARY KUNKEMUELLER, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust.

(a) Interested Trustee of the Trust within the meaning of the Investment Company Act of 1940.
(b) Schroder Advisors is a wholly owned subsidiary of SCMI, which is a wholly owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly owned U.S. subsidiary of Schroders plc.
(c) Schroder Capital Management, Inc. ("SCM") is a wholly owned subsidiary of Schroder Wertheim Holdings Incorporated which is a wholly owned subsidiary of Schroders, Incorporated, which in turn is an indirect wholly owned U.S. subsidiary of Schroders plc.

Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual fee of $1,000 and a fee of $250 for each meeting of the Trust Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Fund has no bonus, profit sharing, pension or retirement plans.

The following table provides the fees paid to each Trustee of the Trust for the fiscal year ended October 31, 1996.

Name of Trustee          Aggregate     Pension or      Estimated         Total
                      Compensation     Retirement         Annual  Compensation
                        From Trust       Benefits  Benefits Upon    From Trust
                                       Accrued As     Retirement      And Fund
                                    Part of Trust                 Complex Paid
                                         Expenses                  To Trustees
-------------------------------------------------------------------------------
Mr. Guernsey                $1,750             $0             $0        $1,750
Mr. Hansmann                 1,375              0              0         1,375
Mr. Howell                   1,750              0              0         1,750
Mr. Michalis                 1,750              0              0         1,750
Mr. Schwab                   3,000              0              0         3,000
Mr. Smith                        0              0              0             0

As of February 15, 1997, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

Although the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom, and, accordingly, substantially all of their assets may be located outside of the U.S. As a result it may be difficult for U.S. investors to effect service upon such persons within the U.S. or to realize U.S. civil judgments against them. Civil remedies and criminal penalties under U.S. federal securities law may be unenforceable in the U.K. Extradition treaties now in effect between the U.S. and the United Kingdom might not subject such persons to effective enforcement of the criminal penalties of such acts.

INVESTMENT ADVISER

SCMI, 787 Seventh Avenue, New York, New York 10019, serves as investment adviser to the Portfolio pursuant to an Investment Advisory Agreement between Schroder Core and SCMI. SCMI is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $130 billion.

Under the Investment Advisory Agreement, SCMI is responsible for managing the investment and reinvestment of the Portfolio's assets and continuously reviews, supervises and administers its investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding such investments with brokers or dealers it selected. SCMI also furnishes to the Trust Board periodic reports on the investment performance of the Portfolio and Fund. Under the terms of the Investment Advisory Agreement, SCMI is required to manage the Portfolio's investment portfolio in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material inside information that may be in its possession or in the possession of its affiliates.

The Investment Advisory Agreement continues in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust Board, and (ii) by a majority of the Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to the Trust, and it terminates automatically if assigned. The Investment Advisory Agreement also provides that, with respect to the Fund, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of any obligations and duties under the Investment Advisory Agreement.

Under the terms of the Investment Advisory Agreement, SCMI is entitled to receive a monthly fee on an annual basis equal to 1.00% of its average daily net assets. For the period from commencement of operations through October 31, 1995 and for the fiscal year ended October 31, 1996, SCMI received an advisory fee of $19,326 and $1,115,324 respectively.

The Fund currently invests all of its assets in the Portfolio. As long as the Fund remains completely invested in the Portfolio (or any other investment company), SCMI is not entitled to receive an investment advisory fee with respect to the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. Accordingly, the Fund has retained SCMI to serve as its investment adviser to manage the Fund's assets in the event the Fund so withdraws its investment.

The investment advisory agreement between Schroder Core and SCMI with respect to the Fund is the same in all material respects as the Portfolio's Investment Advisory Agreement (except as to the parties, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement).

ADMINISTRATIVE SERVICES

The Trust has entered into an Administration Agreement with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, pursuant to which Schroder Advisors provides management and administrative services necessary for the operation of the Fund, other than those provided by SCMI, including: (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions, and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, if any, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly owned subsidiary of SCMI, and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

For these services, Schroder Advisors is entitled to receive from the Fund a fee, payable monthly, at the annual rate of 0.15% of the Fund's average daily net assets. From commencement of operations through October 31, 1995, and the fiscal year ended October 31, 1996 Schroder Advisors received administrative fees of $19,591 and $225,559,respectively.

The Administration Agreement is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or in the Administration Agreement, upon not more than 60 days' written notice to Schroder Advisors or by vote of the holders of a majority of the shares of the Fund, or upon 60 days' notice by Schroder Advisors. The Administration Agreement terminates automatically in the event of its assignment.

The Trust has entered into a Subadministration Agreement with Forum. Pursuant to its Agreement, Forum assists Schroder Advisors with certain of its responsibilities under the Administration Agreement, including shareholder reporting and regulatory compliance. Under the Subadministration Agreement, Forum is entitled to a fee at the annual rate of 0.10% of the average daily net assets.

The Subadministration Agreement is terminable with respect to the Fund without penalty, at any time, by the Trust Board, upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Fund.

Schroder Advisors and Forum provide similar services to the Portfolio pursuant to administration and subadministration agreements between Schroder Core and each of these entities, for which Schroder Advisors and Forum are separately compensated at an annual rate of 0.075% of the average daily net assets of the Portfolio. The administration and subadministration agreements are the same in all material respects as the Fund's respective agreements except as to the parties, the circumstances under which fees will be paid, the fees payable thereunder and the jurisdiction whose laws govern the agreements.

The fees paid by the Fund to SCMI and Schroder Advisors may equal up to 1.25% of the Fund's average daily net assets. Such fees as a whole are higher than advisory and management fees charged to mutual funds which invest primarily in U.S. securities but not necessarily higher than those charged to funds with investment objectives similar to that of the Fund.

DISTRIBUTION OF FUND SHARES

Under a Distribution Plan (the "Plan") adopted by the Fund with respect to Advisor Shares only, the Trust may compensate or may reimburse the investment adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the investment adviser or such registered broker-dealer, if so designated, being a "Distributor" of the Fund's shares) monthly (subject to a limit of 0.50% per annum of the Fund's average daily net assets) for: (i) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail; (ii) costs of printing prospectuses and other materials to be given or sent to prospective investors; (iii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel, and related expenses in connection with the distribution of Fund shares; and
(iv) payments to broker-dealers (other than the Distributor) or other organizations for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. Any payment made pursuant to the Plan is contingent upon the Trust Board's approval. The Fund is not liable for distribution expenditures of the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expenses of sales staff responsible for marketing shares of the Fund may be allocated among various portfolios of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expenses are allocated among the portfolios of the Trust. The Trust Board has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

Without shareholder approval, the Plan may not be amended to increase materially the costs that the Fund may bear. Other material amendments to the Plan must be approved by the Trust Board, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Trust Board and by the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Fund will make no payments under the Distribution Plan until the Trust Board specifically so authorizes. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of the Fund.

Schroder Advisors acts as Distributor of the Fund's shares.

During the periods indicated below the Fund spent pursuant to the Plan the following amounts on:

                                                             Period Ended
                                                              October 31,
                                                             1996      1995
                                                             ----      ----

     advertising                                            $ -0-     $ -0-

     printing and mailing of prospectuses to other than     $ -0-     $ -0-
       current shareholders

     compensation to underwriters                           $ -0-     $ -0-

     compensation to dealers                                $ -0-     $ -0-

     compensation to sales personnel                        $ -0-     $ -0-

     interest, carrying, or other financing charges         $ -0-     $ -0-

Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, serves as Distributor of the Fund shares pursuant to a Distribution Agreement. Schroder Advisors is a wholly owned subsidiary of Schroders Incorporated, the parent company of SCMI, and is a registered broker-dealer organized to act as administrator and/or distributor of mutual funds.

Under the distribution agreement, Schroder Advisors has agreed to use its best efforts to secure purchases of Fund shares in jurisdictions in which such shares may be legally offered for sale. Schroder Advisors is not obligated to sell any specific amount of Fund shares. Further, Schroder Advisors has agreed in the distribution agreement to serve without compensation and to pay from its own resources all costs and expenses incident to the sale and distribution of Fund shares including expenses for printing and distributing prospectuses and other sales materials to prospective investors, advertising expenses, and the salaries and expenses of its employees or agents in connection with the distribution of Fund shares.

SERVICE ORGANIZATIONS

The Fund may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for the Fund. The Fund may pay fees (which vary depending upon the services provided) to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization had a servicing relationship. Services provided by Service Organizations may include: (i) providing personnel and facilities necessary to establish and maintain certain shareholder accounts and records; (ii) assisting in processing purchase and redemption transactions;
(iii) arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; (iv) verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designated accounts; (v) providing periodic statements of a client's account balances and, to the extent practicable, integrating such information with other client transactions; (vi) furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; (vii) transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and (viii) such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither SCMI nor

Schroder Advisors will be a Service Organization or receive fees for servicing. The Fund has no intention of making any such payments to Service Organizations with respect to accounts of institutional investors and, in any event, will make no such payments until the Trust Board specifically so authorizes.

Some Service Organizations could impose additional or different conditions on their clients, such as requiring them to invest more than the minimum investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Fund. Each Service Organization would agree to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations would be urged to consult them regarding any such fees or conditions.

The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

PORTFOLIO ACCOUNTING

FFC, an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement continues in effect unless terminated by the Board of Trustees or FFC, in either case on 60 days' within written notice to the other party.

Under its agreement, FFC prepares and maintains the books and records of the Fund that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund, calculates dividends and capital-gain distributions, and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services to the Fund, FFC is entitled to receive from the Trust a fee of $36,000 per year plus $12,000 per year for each class of the Fund above one. FFC is entitled to an additional $24,000 per year with respect to global and international funds. In addition, FFC is also is entitled to an additional $12,000 per year with respect to tax-free money market funds, funds with more than 25% of their total assets invested in asset-backed securities, funds that have more than 100 security positions, or funds that have a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control. The Trust has agreed to indemnify and hold harmless FFC and its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and all other expenses arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.

For the fiscal periods ended October 31, 1995 and 1996, the Fund paid fund accounting fees of $35,667 and $12,000, respectively.

FEES AND EXPENSES

As compensation for the advisory, administrative and management services rendered to the Fund, SCMI and Schroder Advisors are entitled to monthly fees at the following annual rates:

                                                  Fee Rate
     Portion of average daily value      Advisory         Administrative
        of the Fund's net assets            Fee                 Fee
        ------------------------            ---                 ---

                  100%                     1.00%               0.25%

SCMI and Schroder Advisors voluntarily have undertaken to waive fees or assume certain expenses of the Fund. This undertaking is designed to limit Fund expenses (including all fees to be paid to SCMI and Schroder Advisors but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) to 1.45% and 1.60% with respect to Investor Shares and Advisor Shares, respectively, of the Fund's daily net assets. This expense limitation may be withdrawn only by a majority vote of the Trust's Trustees who are not "interested persons". If expense reimbursements are required, they will be made on a monthly basis, with SCMI and Schroder Advisors the remaining one-fifth each reimbursing the Fund proportionally based on their respective compensation. This undertaking to reimburse expenses supplements any applicable state expense limitation.

The Fund bears all costs of its operations other than expenses specifically assumed by Schroder Advisors or SCMI, including those expenses it indirectly bears through its investment in the Portfolio. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on portfolio securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the portfolios of the Trust in relation to the net assets of each portfolio.


PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

Investment decisions for the Portfolio and for the other investment advisory clients of SCMI are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved, and a particular security may be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in SCMI's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. The Portfolio's portfolio transaction costs are borne prorata by its investors, including the Fund.

BROKERAGE AND RESEARCH SERVICES

Transactions on U.S. stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among brokers. Also, a particular broker may charge different commissions according to the difficulty and size of the transaction; for example, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S. Since most brokerage transactions for the Portfolio are placed with foreign broker-dealers, certain portfolio transaction costs for the Portfolio may be higher than fees for similar transactions executed on U.S. securities exchanges. However, the Portfolio's investment adviser seeks to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Investment Advisory Agreement authorizes and directs SCMI to place orders for the purchase and sale of the Portfolio's investments with brokers or dealers it selects and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain for the Portfolio the most favorable price and execution available. The Portfolio may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI considers all factors it may deem relevant (including price, transaction size, the nature of the market for the security, the commission amount, the timing of the transaction (taking into account market prices and trends), the reputation, experience and financial stability of the broker-dealers involved, and the quality of service rendered by the broker-dealers in other transactions). For the period from commencement of operations through October 31, 1995, and the fiscal year ended October 31, 1996, the Fund paid a total of $101,087 and $1,163,478.72, respectively in brokerage commissions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, SCMI may receive research services from broker-dealers with which SCMI places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing the Portfolio. The investment advisory fee paid by the Portfolio is not reduced because SCMI and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, SCMI may cause the Portfolio to pay a broker-dealer that provides SCMI with "brokerage and research services" (as defined in the Act) an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction. In addition, SCMI may allocate brokerage transactions to broker-dealers who have entered into arrangements under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of Portfolio expenses, such as custodian fees.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, SCMI may consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

Subject to the general policies of the Portfolio regarding allocation of portfolio brokerage as set forth above, the Schroder Core Board has authorized SCMI to employ (i) Schroder Wertheim & Company, Incorporated ("Schroder Wertheim") an affiliate of SCMI, to effect securities transactions of the Portfolio on the New York Stock Exchange only, and (ii) Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect securities transactions of the Portfolio on various foreign securities exchanges on which Schroder Securities has trading privileges, provided certain other conditions are satisfied as described below.

Payment of brokerage commissions to Schroder Wertheim or Schroder Securities for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a securities exchange paid by a registered investment company to a broker that is an affiliated person of such investment company (or an affiliated person of another person so affiliated) not exceed the usual and customary broker's commissions for such transactions. It is the Portfolio's policy that commissions paid to Schroder Wertheim or Schroder Securities will in SCMI's opinion be (i) at least as favorable as commissions contemporaneously charged by Schroder Wertheim or Schroder Securities, as the case may be, on comparable transactions for their most favored unaffiliated customers; and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Schroder Core Board, including a majority of the non-interested Trustees, has adopted procedures pursuant to Rule 17e-1 promulgated by the Securities and Exchange Commission under Section 17(e) to ensure that commissions paid to Schroder Wertheim or Schroder Securities by the Portfolio satisfy the foregoing standards. Such procedures will be reviewed at least annually by the Schroder Core Board, including a majority of the non-interested Trustees. The Schroder Core Board will also review all transactions at least quarterly for compliance with such procedures.

It is further a policy of the Portfolio that all such transactions effected for the Portfolio by Schroder Wertheim on the New York Stock Exchange be in accordance with Rule 11a2-2(T) promulgated under the 1934 Act, which requires in substance that a member of such exchange not associated with Schroder Wertheim actually execute the transaction on the exchange floor or through the exchange facilities. Thus, while Schroder Wertheim will bear responsibility for determining important elements of execution such as timing and order size, another firm will actually execute the transaction.

Schroder Wertheim pays a portion of the brokerage commissions it receives from the Portfolio to the brokers executing the Portfolio's transactions on the New York Stock Exchange. In accordance with Rule 11a2-2(T), Schroder Core has entered into an agreement with Schroder Wertheim permitting it to retain a portion of the brokerage commissions paid to it by the Portfolio. This agreement has been approved by the Schroder Core Board, including a majority of the non-interested Trustees.

The Portfolio has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Wertheim or Schroder Securities and will not direct brokerage to Schroder Wertheim or Schroder Securities in recognition of research services.

From time to time, the Portfolio may purchase securities of a broker or dealer through which its regularly engages in securities transactions. During the fiscal year ended October 31, 1996, the purchased securities of Global Securities, one of its regular broker-dealers. Such securities had a value of $110,979 as of the end of the Fund's fiscal year.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

The net asset value per share of the Fund is determined as of 4:00 p.m. (Eastern time) each day the New York Stock Exchange (the "Exchange") is open. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation. The Exchange's most recent holiday schedule (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Schroder Core Board has established procedures for the valuation of the Portfolio's securities: (i) equity securities listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange are valued at their latest sale prices on such exchange that day prior to the time when assets are valued; in the absence of sales that day, such securities are valued at the mid-market prices (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Fund's investment adviser); (ii) unlisted equity securities for which over-the-counter market quotations are readily available are valued at the latest available mid-market prices prior to the time of valuation; (iii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Schroder Core Board's procedures; (iv) debt securities having a maturity in excess of 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry; and (v) short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discount.

When an option is written, an amount equal to the premium received by the Portfolio is recorded in the books as an asset, and an equivalent deferred credit is recorded as a liability. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. Options are valued at their mid-market prices in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts and related options are stated at market value.

REDEMPTIONS IN-KIND

In the event that payment for redeemed shares is made wholly or partly in portfolio securities, shareholders may incur brokerage costs in converting the securities to cash. An in-kind distribution of portfolio securities is generally less liquid than cash. The shareholder may have difficulty finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in-kind of portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the investment portfolio of the Portfolio.


TAXATION

Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund and each other portfolio established from time to time by the Trust Board is treated as a separate taxpayer for federal income tax purposes with the result that: (i) each such portfolio must meet separately the income and distribution requirements for qualification as a regulated investment company, and (ii) the amounts of investment income and capital gain earned will be determined on a portfolio-by-portfolio (rather than on a Trust-wide) basis.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. To do so, the Fund intends to distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on its investment company taxable income and "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis (in accordance with a calendar year distribution requirement) are subject to a 4% nondeductible excise tax. To prevent this, the Fund must distribute for each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (excluding any capital gain or loss) for the calendar year, (ii) at least 98% of the excess of its capital gain over capital loss realized during the one-year period ending October 31 of such year, and (iii) all such ordinary income and capital gain for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income (including net realized short-term capital gain) are taxable to shareholders as ordinary income. Generally, it is not expected that such distributions will be eligible for the dividends received deduction available to corporations. However, if the Fund acquires at least 10% of the stock of a foreign corporation that has U.S. source income, a portion of the Fund's ordinary income dividends attributable to such income may be eligible for such deduction, if certain requirements are met.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time Fund shares have been held by a shareholder and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital-gain distributions have been paid will, to the extent of such capital-gain distributions, be treated as long-term capital loss (even though such shares may have been held by the shareholder for one year or less). Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment or distribution or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions to shareholders are taxable whether reinvested in additional shares or received in cash. Shareholders that reinvest distributions will have for federal income tax purposes a cost basis in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. If a distribution reduces the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution.
The price of shares purchased at that time includes the amount of the forthcoming distribution, which will be returned to the investor in the form of a taxable distribution.

Upon redemption or sale of shares, a shareholder will realize a taxable gain or loss, which will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens is subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

Dividends and interest received (and, in certain circumstances, realized capital gain) by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income; treat such proportionate share as taxes paid by them; and, subject to certain limitations, deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

Due to investment laws in certain emerging market countries, it is anticipated that the Fund's investments in equity securities in such countries will consist primarily of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. The Fund may be subject to U.S. federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders.

The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs.

The Fund may write, purchase or sell options or futures contracts. Unless the Fund is eligible to, and does, make a special election, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year (I.E., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless such special election is made, gain or loss from transactions in options and futures contracts will be 60% long-term and 40% short-term capital gain or loss.

Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

One of the requirements for qualification as a regulated investment company is that less than 30% of the Fund's gross income may be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures contracts and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures contracts or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund.

Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gain or loss from certain forward contracts not traded in the interbank market, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gain or loss will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if the Code Section 988 loss exceeds other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the loss was realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his or her Fund shares.

The Trust is required to report to the Internal Revenue Service ("IRS") all distributions and gross proceeds from the redemption of Fund shares (except in the case of certain exempt shareholders). All such distributions and proceeds generally will be subject to the withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if: (i) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number, (ii) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that it is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, foreign, state and local taxation.


OTHER INFORMATION

ORGANIZATION

The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable the Trust Board to establish a series of separately managed investment portfolios, each having a different investment objective and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to "Schroder Capital Funds, Inc." On January 9, 1996, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed from "Schroder Capital Funds, Inc." to its present name. The Trust is registered as an open-end management investment company under the 1940 Act.

Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series.
The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING

The Trust has authorized an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series (such as the Fund) and may divide series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate series, each of which has a separate investment objective and policies, and two classes, Investor Shares and Advisor Shares, in each series.

Shares of the Fund are fully paid and nonassessable and have no preferences as to conversion, exchange, dividends, retirement or other features. Shares have no preemptive rights and have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Each shareholder of record is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Shares of each series vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the series to which they pertain, but all series vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular series or class are not entitled to vote on any matters as to which such series is not affected.

The Trust will not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters will not be submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees will serve until death, resignation or removal. Vacancies will be filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies. Similarly, the selection of independent accountants and renewal of investment advisory agreements for future years will be performed annually by the Trust Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new independent accountants if the employment of the Trust's independent accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Trust Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, the Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Trust Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Trust Board is required, if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of (i) shares of the Trust having a total net asset value of at least $25,000, or (ii) 1% of the outstanding shares of the Trust, to help such holders communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider Trustee removal.

PRINCIPAL SHAREHOLDERS

As of February 24, 1997, the following persons owned of record or beneficially 5% or more of the Fund's shares:

SHAREHOLDER                                    SHARE BALANCE   PERCENT OF FUND
-----------                                    -------------   ---------------

INVESTOR SHARES

The Robert Wood Johnson Foundation             4,917,050.504        30.17%
P.O. Box 2316
College Road at Route One
Princeton, NJ 08543

University of Chicago                          3,388,253.056        20.79%
450 North Cityfront Plaza Drive
Chicago, IL 60611

GOOSS & CO                                     1,116,866.431         6.85%
c/o Chase Manhattan Bank
1211 6th Ave, 35th Floor
New York, NY 10036

Saxon & Co                                     1,604,506.853         6.53%
PO Box 7780-1888
Philadelphia, PA 19182

Northwest Area Foundation                        822,372.923         5.05%
E-12-01 First National Bank Building
332 Minnesota Street
St Paul, MN 55101-1373

ADVISOR SHARES

Montgomery Securities                          1,116,871.724       100.00%
600 Montgomery St., 4th Floor
San Francisco, CA 94111


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

CUSTODIAN

The Chase Manhattan Bank, N.A., through its Global Custody Division located in London, England, acts as custodian of the Portfolio's assets but plays no role in making decisions as to the purchase or sale of portfolio securities for the Portfolio. Pursuant to rules adopted under the 1940 Act, the Portfolio may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Core Trust Board following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Portfolio assets.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

FFC, Portland, Maine, acts as the Fund's transfer agent and dividend disbursing agent.

PERFORMANCE INFORMATION

The Fund may, from time to time, include quotations of its average annual total return in advertisements or reports to shareholders or prospective investors.

Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical investment in a class of the Fund over periods of 1, 5 and 10 years (since commencement of operations), calculated pursuant to the following formula:

                           n
                    P (1+T)  = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of Fund and any class expenses (net of certain reimbursed expenses) on an annual basis and will assume that all dividends and distributions are reinvested in shares of the same class when paid.

For the one-year and since inception periods ended October 31, 1996, the average annual total return of the Fund's Investor Shares was 4.22% and 6.66%, respectively. For the same periods, no Advisor Shares were issued.

Quotations of cumulative total return will reflect only the performance of a hypothetical investment in a class of the Fund during the particular time period shown. Cumulative total returns vary based on changes in market conditions and the level of the Fund's and any applicable class expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating cumulative total return to current or prospective investors, these figures may also be compared with the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Investors who purchase and redeem shares of a class of the Fund through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees have the effect of reducing the average annual or cumulative total returns for those investors.

LEGAL COUNSEL

Jacobs Persinger & Parker, 77 Water Street, New York, New York 10005, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Fund.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants for the Fund.
Coopers & Lybrand L.L.P. provides audit services and consultation in connection with review of U.S. Securities and Exchange Commission filings. Their address is One Post Office Square, Boston, Massachusetts 02109.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Fund's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


FINANCIAL STATEMENTS

The audited Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Investments, notes thereto, and Financial Highlights of the Fund for the period from commencement of operations through October 31, 1996 and the Report of Independent Accountants thereon (included in the Annual Report to shareholders), which are delivered along with this SAI, are incorporated herein by reference.



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